   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 22, 1995

                                                      REGISTRATION NOS.  2-62115
                                                                        811-2851
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933                                                  /X/
      POST-EFFECTIVE AMENDMENT NO. 36                                   /X/

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                          /X/
      AMENDMENT NO. 31                                                  /X/


                          VAN KAMPEN AMERICAN CAPITAL
                        HIGH INCOME CORPORATE BOND FUND

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                 2800 POST OAK BOULEVARD, HOUSTON, TEXAS 77056
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (713) 993-0500

                             RONALD A. NYBERG, ESQ.
            EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                       VAN KAMPEN AMERICAN CAPITAL, INC.
                               ONE PARKVIEW PLAZA
                        OAKBROOK TERRACE, ILLINOIS 60181
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                             ---------------------

                                    Copy To:
                             GEORGE BARTLETT, ESQ.
                               O'MELVENY & MYERS
                             400 SOUTH HOPE STREET
                             LOS ANGELES, CA 90071

Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness of this Registration Statement.
                             ---------------------

It is proposed that this filing will become effective:
     / /  immediately upon filing pursuant to paragraph (b)

     /X/  on December 27, 1995 pursuant to paragraph (b)

     / /  60 days after filing pursuant to paragraph (a)(i)
     / /  on (date) pursuant to paragraph (a)(i)
     / /  75 days after filing pursuant to paragraph (a)(ii)
     / /  on (date) pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:
     / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                       DECLARATION PURSUANT TO RULE 24F-2


REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF SHARES AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION A RULE 24F-2 NOTICE FOR ITS FISCAL YEAR ENDING AUGUST 31, 1995 ON OR ABOUT OCTOBER 30, 1995.



--------------------------------------------------------------------------------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

--------------------------------------------------------------------------------
                                                                  PROPOSED MAXIMUM
                                      AMOUNT     PROPOSED MAXIMUM     AGGREGATE       AMOUNT OF
        TITLE OF SECURITY             BEING       OFFERING PRICE      OFFERING      REGISTRATION
        BEING REGISTERED            REGISTERED      PER UNIT(1)       PRICE(2)           FEE
--------------------------------------------------------------------------------------------------
Beneficial Interest $.01 par
  value.......................... 12,105,888 shares       $6.54       $289,997         $100.00
--------------------------------------------------------------------------------------------------



(1) Based on the offering price of $6.54 per share on December 8, 1995.



(2) This calculation is made pursuant to Rule 24e-2 under the Investment Company Act of 1940. During the fiscal year ended August 31, 1995, 17,173,324 shares (12,716,368 Class A, 3,633,222 Class B and 823,734 Class C) were redeemed or repurchased. 5,111,778 of such redeemed or repurchased shares have been utilized for reductions prior to this time and 12,061,546 of such shares are being used for reduction at this time.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

          VAN KAMPEN AMERICAN CAPITAL HIGH INCOME CORPORATE BOND FUND

                             CROSS REFERENCE SHEET

                 FORM N-1A ITEM
                     PART A                                    PROSPECTUS CAPTION
-------------------------------------------------  -------------------------------------------
  1.  Cover Page.................................  Cover Page
  2.  Synopsis...................................  Shareholder Transaction Expenses; Annual
                                                   Fund Operating Expenses and Example;
                                                     Prospectus Summary; Expense Synopsis
  3.  Condensed Financial Information............  Financial Highlights
  4.  General Description of Registrant..........  The Fund; Investment Objectives and
                                                   Policies; Investment Practices; Description
                                                     of Shares of the Fund
  5.  Management of the Fund.....................  The Fund; Investment Practices; Investment
                                                     Advisory Services; Inside Back Cover
  6.  Capital Stock and Other Securities.........  The Fund; Alternative Sales Arrangements;
                                                     Redemptions of Shares; Distributions from
                                                     the Fund; Tax Status; Inside Back Cover
  7.  Purchase of Securities Being Offered.......  Alternative Sales Arrangements; Purchase of
                                                     Shares
  8.  Redemption or Repurchase...................  Shareholder Services; Redemption of Shares
  9.  Legal Proceedings..........................  Inapplicable

                     PART B                            STATEMENT OF ADDITIONAL INFORMATION
-------------------------------------------------  -------------------------------------------
 10.  Cover Page.................................  Cover Page
 11.  Table of Contents..........................  Table of Contents
 12.  General Information and History............  General Information
 13.  Investment Objectives and Policies.........  Investment Objectives and Policies;
                                                   Options, Futures Contracts and Related
                                                     Options; Investment Restrictions
 14.  Management of the Registrant...............  General Information; Trustees and Executive
                                                     Officers; Investment Advisory Agreement
 15.  Control Persons and Principal Holders of
        Securities...............................  General Information; Trustees and Executive
                                                     Officers; Investment Advisory Agreement
 16.  Investment Advisory and Other Services.....  Investment Advisory Agreement; Distributor;
                                                     Transfer Agent; Portfolio Transactions
                                                     and Brokerage; Other Information
 17.  Brokerage Allocation and Other Practices...  Portfolio Transactions and Brokerage
 18.  Capital Stock and Other Securities.........  Purchase and Redemption of Shares
 19.  Purchase, Redemption and Pricing of
        Securities Being Offered.................  Determination of Net Asset Values; Purchase
                                                     and Redemption of Shares; Alternative
                                                     Sales Arrangements
 20.  Tax Status.................................  Dividends, Distributions and Federal Taxes
 21.  Underwriters...............................  Distributor
 22.  Calculation of Performance Data............  Fund Performance
 23.  Financial Statements.......................  Financial Statements
PART C

     Information required to be included in Part C is set forth under the appropriate item in Part C of this registration statement.

--------------------------------------------------------------------------------
                          VAN KAMPEN AMERICAN CAPITAL
                        HIGH INCOME CORPORATE BOND FUND
--------------------------------------------------------------------------------

    Van Kampen American Capital High Income Corporate Bond Fund, formerly known as American Capital High Yield Investments, Inc. (the "Fund"), is a mutual fund seeking as its primary objective maximum current income. Capital appreciation is a secondary objective which is sought only when consistent with the primary objective. The Fund attempts to achieve these investment objectives by investing primarily in high yielding high risk fixed-income securities. SUCH SECURITIES ARE REGARDED BY THE RATING AGENCIES AS SPECULATIVE WITH RESPECT TO THE ISSUER'S CONTINUING ABILITY TO MEET PRINCIPAL AND INTEREST PAYMENTS. See "Investment Objectives and Policies--Risk Factors of Investing in Lower Rated Debt Securities."

    The Fund's investment adviser is Van Kampen American Capital Asset Management, Inc. This Prospectus sets forth certain information that a prospective investor should know before investing in the Fund. Please read it carefully and retain it for future reference. The address of the Fund is 2800 Post Oak Blvd., Houston, Texas 77056, and its telephone number is (800) 421-5666.
                             ---------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR STATE REGULATORS NOR HAS THE COMMISSION OR STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                             ---------------------

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


    A Statement of Additional Information, dated December 27, 1995, containing additional information about the Fund, has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling (800) 421-5666 or, for Telecommunications Device For the Deaf, (800) 772-8889.

                               ------------------
                         VAN KAMPEN AMERICAN CAPITAL SM
                               ------------------

                  THIS PROSPECTUS IS DATED DECEMBER 27, 1995.

------------------------------------------------------------------------------
                               TABLE OF CONTENTS
------------------------------------------------------------------------------


                                                                   PAGE
                                                                   ---
Prospectus Summary...............................................    3
Shareholder Transaction Expenses.................................    5
Annual Fund Operating Expenses and Example.......................    6
Financial Highlights.............................................    8
The Fund.........................................................   10
Investment Objectives and Policies...............................   10
Investment Practices.............................................   16
Investment Advisory Services.....................................   20
Alternative Sales Arrangements...................................   22
Purchase of Shares...............................................   25
Shareholder Services.............................................   35
Redemption of Shares.............................................   39
Distribution Plans...............................................   43
Distributions from the Fund......................................   45
Tax Status.......................................................   46
Fund Performance.................................................   47
Description of Shares of the Fund................................   50
Additional Information...........................................   50
Appendix -- Description of Bond Ratings..........................   52


  NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE ADVISER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUND TO MAKE SUCH AN OFFER IN SUCH JURISDICTION.

------------------------------------------------------------------------------
                               PROSPECTUS SUMMARY
------------------------------------------------------------------------------

THE FUND. Van Kampen American Capital High Income Corporate Bond Fund (the "Fund") is a diversified, open-end management investment company organized as a Delaware business trust.

MINIMUM PURCHASE. $500 minimum initial investment and $25 minimum for each subsequent investment (or less as described under "Purchase of Shares").

INVESTMENT OBJECTIVES. Maximize current income with a secondary objective of capital appreciation.

INVESTMENT POLICY. Investing at least 80% of the Fund's total assets in a diversified portfolio of high yielding, high risk corporate debt securities and preferred stocks. The Fund may, from time to time, purchase common stocks and other equity securities and non-income producing securities.

INVESTMENT RESULTS. The investment results of the Fund are shown in the "Financial Highlights" table.

ALTERNATIVE SALES ARRANGEMENTS. The Fund offers three classes of shares to the general public, each with its own sales charge structure: Class A shares, Class B shares and Class C shares. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class of shares that best suits their circumstances and objectives. See "Alternative Sales Arrangements -- Factors for Consideration." Each class of shares represents an interest in the same portfolio of investments of the Fund. The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A shares. See 'Alternative Sales Arrangements." For information on redeeming shares see "Redemption of Shares."

  Class A Shares. These shares are offered at net asset value per share plus a maximum initial sales charge of 4.75% of the offering price. Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a contingent deferred sales charge of one percent may be imposed on certain redemptions made within one year of purchase. The Fund pays an annual service fee of up to 0.25% of its average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class A Shares" and "Distribution Plans."

  Class B Shares. These shares are offered at net asset value per share and are subject to a maximum contingent deferred sales charge of four percent of redemption proceeds during the first and second year, declining each year thereafter to zero after the fifth year. See "Redemption of Shares." The Fund pays a combined annual distribution fee and service fee of up to one percent of its average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class B Shares" and "Distribution Plans." Class B shares will convert automatically to

Class A shares six years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Alternative Sales Arrangements -- Conversion Feature."

  Class C Shares. These shares are offered at net asset value per share and are subject to a contingent deferred sales charge of one percent on redemptions made within one year of purchase. See "Redemption of Shares." The Fund pays a combined annual distribution fee and service fee of up to one percent of its average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class C Shares" and "Distribution Plans." Class C shares will convert automatically to Class A shares ten years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Alternative Sales Arrangements -- Conversion Feature."

DISTRIBUTIONS FROM THE FUND. Income dividends are distributed monthly. All dividends and distributions are automatically reinvested in shares of the Fund at net asset value per share (without sales charge) unless payment in cash is requested. See "Distributions from the Fund."

INVESTMENT ADVISER. Van Kampen American Capital Asset Management, Inc. (the "Adviser") is the investment adviser to the Fund.

DISTRIBUTOR. Van Kampen American Capital Distributors, Inc. (the "Distributor").

RISK FACTORS. The lower rated debt securities in which the Fund may invest are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in lower rated securities (commonly referred to as junk bonds) involves greater investment risk, achievement of the Fund's investment objectives may be more dependent on the investment adviser's credit analysis than would be the case if the Fund were investing in higher rated securities. Lower rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities and thus be subject to greater risk. A projection of an economic downturn, for example, could cause a decline in lower rated securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. In addition, the secondary trading market for lower rated securities may be less liquid than the market for higher grade securities. The market prices of debt securities also generally fluctuate with changes in interest rates so that the Fund's net asset value can be expected to decrease as long-term interest rates rise and to increase as long-term interest rates fall. The above risks may be increased by investments in debt securities not producing immediate cash income, such as zero-coupon securities. See "Investment Objectives and Policies." The Fund may seek to hedge investments through transactions in options, futures contracts and related options. Such transactions involve certain risks. See "Investment Practices -- Options, Futures Contracts and Related Options."

  The above is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus.

------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
------------------------------------------------------------------------------

                                  CLASS A        CLASS B         CLASS C
                                  SHARES         SHARES          SHARES
                                 ---------  ----------------- -------------
Maximum sales charge imposed on
  purchases (as a percentage of
  offering price)...............   4.75%(1)       None            None
Maximum sales charge imposed on
  reinvested dividends (as a
  percentage of offering
  price)........................    None          None            None
Deferred sales charge (as a
  percentage of the lesser of
  original purchase price or
  redemption proceeds)..........    None(2)   Year 1--4.00%   Year 1--1.00%
                                              Year 2--4.00%
                                              Year 3--3.00%
                                              Year 4--2.50%
                                              Year 5--1.50%
                                               After--None
Redemption fees (as a percentage
  of amount redeemed)...........    None          None            None
Exchange fee....................    None          None            None

---------------
(1) Reduced for purchases of $100,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a contingent deferred sales charge of one percent may be imposed on certain redemptions made within one year of the purchase.

------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES AND EXAMPLE
------------------------------------------------------------------------------


                                           CLASS A     CLASS B     CLASS C
                                           SHARES      SHARES      SHARES
                                          ---------   ---------   ---------
Management fees (as a percentage of
  average daily net assets).............    0.55%       0.55%       0.55%
12b-1 Fees(3) (as a percentage of
  average daily net assets).............    0.20%       1.00%(5)    1.00%(5)
Other Expenses(4) (as a percentage of
  average daily net assets).............    0.37%       0.38%       0.38%
Total Fund Operating Expenses (as a
  percentage of average daily net
  assets)...............................    1.12%       1.93%       1.93%


---------------
(3) Up to 0.25% for Class A shares and one percent for Class B and C shares. See "Distribution Plans."

(4) See "Investment Advisory Services."

(5) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by NASD Rules.

                                             ONE    THREE    FIVE    TEN
EXAMPLE:                                     YEAR   YEARS   YEARS   YEARS
                                            ------  ------  ------  ------
You would pay the following expenses on a
 $1,000 investment, assuming (i) an
 operating expense ratio of 1.12% for
 Class A shares, 1.93% for Class B shares
 and 1.93% for Class C shares, (ii) a 5%
 annual return and (iii) redemption at the
 end of each time period:
    Class A...............................   $ 58    $ 81    $106    $177
    Class B...............................   $ 61    $ 93    $122    $185*
    Class C...............................   $ 30    $ 61    $104    $225
You would pay the following expenses on
  the same $1,000 investment assuming no
  redemption at the end of each time
  period:
    Class A...............................   $ 58    $ 81    $106    $177
    Class B...............................   $ 20    $ 61    $104    $185*
    Class C...............................   $ 20    $ 61    $104    $225


------------------------------------------------------------------------------
* Based on conversion to Class A shares after six years.

  The purpose of the foregoing tables is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The "Example" reflects expenses based on the "Annual Fund Operating Expenses" table as shown above carried out to future years and are included to provide a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a five percent annual return assumption. Class B shares acquired through the exchange privilege are subject to the deferred sales charge schedule relating to the Class B shares of the fund from which the purchase of Class B shares was originally made. Accordingly, future expenses as projected could be higher than those determined in the above table if the investor's Class B shares were exchanged from a fund with a higher contingent deferred sales charge. THE INFORMATION CONTAINED IN THE ABOVE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For a more complete description of such costs and expenses, see "Purchase of Shares," "Investment Advisory Services" and "Redemption of Shares."

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
  (Selected data for a share of beneficial interest outstanding throughout each of the periods indicated)


  The following information for each of the last five years has been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the related financial statements and notes thereto included in the Statement of Additional Information.


                                                                                        CLASS A
                                                    -------------------------------------------------------------------------------
                                                                                 YEAR ENDED AUGUST 31
                                                    -------------------------------------------------------------------------------
                                                      1995       1994       1993       1992       1991         1990         1989
                                                    --------   --------   --------   --------   ---------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period...............   $6.12      $6.61      $6.40      $5.71      $5.78       $7.96        $9.09
                                                    --------   --------   --------   --------   ---------   ----------   ----------
INCOME FROM INVESTMENT OPERATIONS
 Investment income.................................     .62        .71        .71        .79        .86        1.00         1.22
 Expenses..........................................    (.07)      (.08)      (.07)     (.065)      (.06)       (.07)        (.07)
                                                    --------   --------   --------   --------   ---------   ----------   ----------
Net investment income..............................     .55        .63        .64        .725       .80         .93         1.15
Net realized and unrealized gain or loss on
 securities........................................    .0515      (.47)       .27       .6775      (.055)     (2.165)      (1.0775)
                                                    --------   --------   --------   --------   ---------   ----------   ----------
Total from investment operations...................    .6015       .16        .91      1.4025       .745      (1.235)        .0725
                                                    --------   --------   --------   --------   ---------   ----------   ----------
LESS DISTRIBUTIONS FROM
 Net investment income.............................  (.5715)      (.65)      (.70)    (.7125)      (.815)      (.945)      (1.2025)
 Net realized gain on securities...................    --         --         --         --         --           --           --
                                                    --------   --------   --------   --------   ---------   ----------   ----------
Total distributions................................  (.5715)      (.65)      (.70)    (.7125)      (.815)      (.945)      (1.2025)
                                                    --------   --------   --------   --------   ---------   ----------   ----------
Net asset value, end of period.....................   $6.15      $6.12      $6.61      $6.40      $5.71       $5.78        $7.96
                                                    =========  =========  =========  =========  ==========  ===========  ===========
TOTAL RETURN (4)...................................   10.48%      2.34%     15.20%     25.82%     15.66%     (15.88%)        .81%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)............... $411.9     $364.2     $452.4     $435.1     $341.9      $331.4       $554.4
Ratios to average net assets
 Expenses..........................................    1.12%      1.10%      1.09%      1.05%      1.06%       1.02%         .77%
 Net investment income.............................    9.23%      9.03%     10.10%     11.77%     15.20%      14.23%       13.27%
Portfolio turnover rate............................      49%        66%        75%        73%       114%         59%          45%


                                                    -------------------------------------
                                                                                 YEAR ENDED AUGUST 31
                                                    -------------------------------------------------------------
                                                      1995       1994       1993       1992       1991         1990   1988    1987
1986 (3)
                                                    --------   --------   --------   --------   ---------   ----------   ----------

                                                     ---------   ----------   ----------
                                                    <
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period...............    $9.86      $10.02       $10.21
                                                     ---------   ----------   ----------
INCOME FROM INVESTMENT OPERATIONS
 Investment income.................................     1.27        1.27         1.35
 Expenses..........................................     (.07)       (.07)        (.07)
                                                     ---------   ----------   ----------
Net investment income..............................     1.20        1.20         1.28
Net realized and unrealized gain or loss on
 securities........................................    (.7025)      (.12)        (.1375)
                                                     ---------   ----------   ----------
Total from investment operations...................      .4975      1.08         1.1425
                                                     ---------   ----------   ----------
LESS DISTRIBUTIONS FROM
 Net investment income.............................   (1.2675)     (1.23)       (1.3325)
 Net realized gain on securities...................     --          (.01)         --
                                                     ---------   ----------   ----------
Total distributions................................   (1.2675)     (1.24)       (1.3325)
                                                     ---------   ----------   ----------
Net asset value, end of period.....................    $9.09       $9.86       $10.02
                                                     ==========  ===========  ===========
TOTAL RETURN (4)...................................     6.32%      11.45%       11.46%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)...............  $582.6      $578.8       $535.3
Ratios to average net assets
 Expenses..........................................      .73%        .69%         .66%
 Net investment income.............................    13.14%      12.19%       12.23%
Portfolio turnover rate............................       58%         66%          86%


                                             (Table continued on following page)

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                                                                    CLASS B
                                                           ----------------------------------------------------------
                                                                   YEAR ENDED AUGUST 31             JULY 2, 1992 (1)
                                                           ------------------------------------    THROUGH AUGUST 31,
                                                               1995          1994      1993 (2)         1992 (2)
                                                           ------------    --------    --------    ------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period....................     $  6.14         $6.63       $6.41          $  6.33
                                                           ------------    --------    --------       ------
INCOME FROM INVESTMENT OPERATIONS
 Investment income......................................         .63           .71         .70              .11
 Expenses...............................................        (.12)         (.13)       (.12)            (.02)
                                                           ------------    --------    --------       ------
Net investment income...................................         .51           .58         .58              .09
Net realized and unrealized gain or loss on
 securities.............................................        (.0335)      (.468)        .292             .097
                                                           ------------    --------    --------       ------
Total from investment operations........................         .5435         .112        .872             .187
                                                           ------------    --------    --------       ------
Less distributions from net investment income...........        (.5235)      (.602)      (.652)            (.107)
                                                           ------------    --------    --------       ------
Net asset value, end of period..........................     $  6.16         $6.14       $6.63          $  6.41
                                                           =============   =========   =========   ===================
TOTAL RETURN (4)........................................        9.41%         1.59%      14.49%            2.97%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)....................    $89.9          $71.0       $37.7            $3.1
Ratios to average net assets (annualized)
 Expenses...............................................        1.93%         1.90%       1.90%            2.08%
 Net investment income..................................        8.42%         8.25%       9.10%           10.30%
Portfolio turnover rate.................................          49%           66%         75%              73%

                                                                              CLASS C
                                                          ------------------------------------------------

                                                                  YEAR ENDED
                                                                  AUGUST 31,             JULY 6, 1993 (1)
                                                          --------------------------    THROUGH AUGUST 31,
                                                              1995         1994 (2)          1993 (2)
                                                          ------------    ----------    ------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period....................    $  6.11        $  6.61           $ 6.63
                                                          ------------    ----------     -------
INCOME FROM INVESTMENT OPERATIONS
 Investment income......................................        .63            .65              .08
 Expenses...............................................       (.12)          (.12)            (.02)
                                                          ------------    ----------     -------
Net investment income...................................        .51            .53              .06
Net realized and unrealized gain or loss on
 securities.............................................        .0435         (.428)            .0195
                                                          ------------    ----------     -------
Total from investment operations........................        .5535          .102             .0795
                                                          ------------    ----------     -------
Less distributions from net investment income...........       (.5235)        (.602)           (.0995)
                                                          ------------    ----------     -------
Net asset value, end of period..........................    $  6.14        $  6.11           $ 6.61
                                                          =============   ===========   ===================
TOTAL RETURN (4)........................................       9.63%          1.43%            1.20%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)....................   $15.7          $13.2             $1.0
Ratios to average net assets (annualized)
 Expenses...............................................       1.93%          1.91%            2.34%
 Net investment income..................................       8.42%          8.25%            8.05%
Portfolio turnover rate.................................         49%            66%              75%


------------

(1) Commencement of offering of sales.

(2) Based on the average month-end shares outstanding.


(3) Effective for the year ended August 31, 1987, the Fund adopted for financial reporting purposes an accounting method of amortizing debt discounts and premiums on the same basis as is used for federal income tax reporting. The effect of the change in accounting method, on a pro forma basis, would have been to increase net investment income with a corresponding decrease in net realized and unrealized gains or losses in the amounts of $.02 for the year 1986. Similarly, the ratio of net investment income to average net assets would have been 12.38%.


(4) Total return for periods of less than one full year are not annualized. Total return does not consider the effect of sales charges.

------------------------------------------------------------------------------
THE FUND
------------------------------------------------------------------------------

  The Fund is an open-end, diversified management investment company. This type of company is commonly known as a mutual fund. A mutual fund provides, for those who have similar investment goals, a practical and convenient way to invest in a diversified portfolio of securities by combining their resources in an effort to achieve such goals.

  Fourteen Trustees have the responsibility for overseeing the affairs of the Fund. The Adviser, 2800 Post Oak Boulevard, Houston, Texas 77056, determines the investment of the Fund's assets, provides administrative services and manages the Fund's business and affairs. The Adviser together with its predecessors, has been in the investment advisory business since 1926.

------------------------------------------------------------------------------
INVESTMENT OBJECTIVES AND POLICIES
------------------------------------------------------------------------------

  The Fund's primary objective is to maximize current income. Capital appreciation is a secondary objective which will be sought only when consistent with its primary objective. The Fund attempts to achieve these investment objectives by investing in high yielding fixed-income securities (commonly referred to as junk bonds), which are subject to high risk as described below. Fixed-income securities appropriate for the Fund may include both convertible and non-convertible debt securities and preferred stocks. The Fund's investment objectives may be changed by the Fund's Trustees without shareholder approval, but no change is anticipated. If there is a change in investment objectives, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There is no assurance that these objectives will be achieved and yields may fluctuate over time.

  The Fund generally invests at least 80% of its total assets in fixed-income securities rated Baa or lower by Moody's Investors Service ("Moody's"), or BBB or lower by Standard & Poor's Corporation ("S&P"). In addition, under normal circumstances, at least 65% of the total assets of the Fund are invested in corporate bonds. For these purposes a corporate bond is defined as any corporate debt security with an original term to maturity of greater than one year. See the Appendix for a description of corporate bond ratings. Since some issuers do not seek ratings for their securities, nonrated securities are also considered for investment by the Fund.

  In general, the prices of debt securities vary inversely with interest rates. If interest rates rise, debt security prices generally fall; if interest rates fall, debt security prices generally rise. In addition, for a given change in interest rates, longer-maturity debt securities fluctuate more in price (gaining or losing more in value) than shorter-maturity debt securities, and generally offer higher yields than shorter-maturity debt securities, all other factors, including credit quality, being equal. This potential for a decline in prices of debt securities due to rising interest rates is referred to herein as "market risk." While the Fund has no policy limiting the maturities of the debt securities in which it may invest, the Adviser seeks to moderate market risk by generally maintaining a portfolio duration within a range of two to six years. Duration is a measure of the expected life of a debt security that was developed as a more precise alternative to the concept of "term to maturity." Duration incorporates a debt security's yield, coupon interest payments, final maturity and call features into one measure.

  Traditionally a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "price volatility" of the security). However, "term to maturity" measures only the time until a debt security provides its final payment taking no account of the pattern of the security's payments of interest or principal prior to maturity. Duration is a measure of the expected life of a debt security on a present value basis expressed in years. It measures the length of the time interval between the present and the time when the interest and principal payments are scheduled (or in the case of a callable bond, expected to be received), weighing them by the present value of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is always less than maturity, and for zero coupon issues, duration and "term to maturity" are equal. In general, the lower the coupon rate of interest or the longer the maturity, or the lower the yield-to-maturity of a debt security, the longer its duration; conversely, the higher the coupon rate of interest, the shorter the maturity or the higher the yield-to-maturity of a debt security, the shorter its duration.


  There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure. At August 31, 1995, the average maturity of the debt securities owned by the Fund was approximately 7.87 years and the duration of the portfolio was approximately 4.84 years. The duration is likely to vary from time to time as the Adviser pursues its strategy of striving to maintain an active balance between seeking to maximize income and endeavoring to maintain the value of the Fund's capital. Thus, the objective of providing high current return to shareholders is tempered by seeking to avoid undue market risk and thus provide reasonable total return as well as high distributed return. There is, of course, no assurance that the Adviser will be successful in achieving such results for the Fund.

  The higher yields sought by the Fund are generally obtainable from securities rated in the lower categories by recognized rating services. These securities generally are subordinated to the prior claims of banks and other senior lenders. The lower rated debt securities in which the Fund may invest are regarded as predominately speculative with respect to the issuers continuing ability to meet principal and interest payments. The ratings of Moody's and S&P represent their opinions of the quality of the debt securities they undertake to rate, but not the market value risk of such securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt securities with the same maturity, coupon and rating may have different yields while debt securities of the same maturity and coupon with different ratings may have the same yield.


  During the fiscal year ended August 31, 1995, the average percentage of the Fund's assets invested in debt securities within the various rating categories (based on the higher of the S&P or Moody's ratings), and the nonrated debt securities, determined on a dollar weighted average, were as follows:



------------------------------------------------------------------------------
BBB/Baa.......................................................    1.76%
BB/Ba.........................................................   14.01%
B.............................................................   65.45%
CCC/Caa.......................................................    2.68%
*Nonrated.....................................................    6.45%
Preferred Stocks..............................................    1.46%
Common Stocks/Warrants........................................    0.68%
Cash and Equivalents..........................................    7.51%
                                                                -------
         Total Net Assets.....................................     100%
------------------------------------------------------------------------------



* The nonrated securities and private placements as a percentage of total net assets were considered by the Adviser to be comparable to securities rated by Moody's as follows: BB--0.28%; B--5.80%; and CCC--0.37%.


  LOWER RATED DEBT SECURITIES. The securities in which the Fund may invest include the following:

    -- Straight fixed-income debt securities. These include bonds and other debt obligations which bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

    -- Pay-in-kind debt securities. These pay interest in additional debt securities rather than cash.

    -- Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

    -- Zero-fixed-coupon debt securities. These are zero-coupon debt securities which convert on a specified date to interest-bearing debt securities.

  The Fund may invest in debt instruments not producing immediate cash income, such as zero-coupon securities, when their effective yield premiums over comparable instruments producing cash income make these investments attractive. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. In addition, the non-cash interest income earned on such instruments is included in investment company taxable income, thereby increasing the minimum required distributions to shareholders (without providing the corresponding cash flow with which to pay such distributions). See "Distributions from the Fund." The Adviser will weigh these concerns against the expected total returns for such instruments.

  The Fund may invest in debt securities rated below B by both Moody's and S&P, common stocks or other equity securities and income bonds on which interest is not being paid when such investments are consistent with the Fund's investment objectives or are acquired as part of a unit consisting of a combination of fixed-income or equity securities. Equity securities as referred to herein do not include preferred stocks. The Fund will not purchase any such securities which will cause more than 20% of its total assets to be so invested or which would cause more than 10% of its total assets to be invested in common stocks, warrants and options on equity securities. This limitation does not require the sale of a portfolio security whose rating has been changed.

  Debt securities rated below B by both Moody's and S&P include debt obligations or other securities of companies that are financially troubled, in default or are in bankruptcy or reorganization ("Deep Discount Securities"). These securities may be rated C, CI or D by S&P and C by Moody's. Debt obligations of such companies are usually available at a deep discount from the face value of the instrument. The Fund will invest in Deep Discount Securities when the Adviser believes that existing factors are likely to restore the company to a healthy financial condition. Such factors include a restructuring of debt, management changes, existence of adequate assets, or other unusual circumstances.

  A debt instrument purchased at a deep discount may currently pay a very high effective yield. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in a capital gain. If the company defaults on its obligations or remains in default, or if the plan of reorganization is insufficient for debtholders, the Deep Discount Securities may stop generating income and lose value or become worthless. The Adviser will balance the benefits of Deep Discount Securities with their risks. While a diversified portfolio may reduce the overall impact of a Deep Discount Security that is in default or loses its value, the risk cannot be eliminated.

  OTHER INVESTMENTS. The Fund may invest up to 20% of its total assets in United States currency denominated debt issues of foreign governments and other foreign issuers. See "Investment Practices -- Securities of Foreign Issuers." In order to hedge against changes in interest rates, the Fund may invest in or write options on U.S. Government securities and engage in transactions involving interest rate futures contracts and options on such contracts. See "Investment Practices -- Options, Futures Contracts and Related Options" and the Statement of Additional Information for discussion of options, futures contracts and related options.

  When market conditions dictate a more "defensive" investment strategy, the Fund may invest on a temporary basis up to all of its assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. See "Investment Practices -- Repurchase Agreements." Under normal market conditions, the yield on these securities will tend to be lower than the yield on other securities owned by the Fund.

  RISK FACTORS OF INVESTING IN LOWER RATED DEBT SECURITIES. Past experience may not provide an accurate indication of future performance of the market for lower rated debt securities, particularly during periods of economic recession. An economic downturn or increase in interest rates is likely to have a greater negative effect on this market, the value of lower rated debt securities in the Fund's portfolio, the Fund's net asset value and the ability of the bonds' issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher rated securities. These circumstances also may result in a higher incidence of defaults than with respect to higher rated securities. An investment in this Fund may be considered more speculative than investment in shares of a fund which invests primarily in higher rated debt securities.

  Prices of lower rated debt securities may be more sensitive to adverse economic changes or corporate developments than higher rated investments. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities. Market prices of lower rated debt securities structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and may be more volatile than securities which pay interest periodically and in cash. Where it deems it appropriate and in the best interests of Fund shareholders, the Fund may incur additional expenses to seek recovery on a debt security on which the issuer has defaulted and to pursue litigation to protect the interests of security holders of its portfolio companies.

  Because the market for lower rated securities may be thinner and less active than for higher rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Nonrated securities are usually not as attractive to as many buyers as rated securities are, a factor which may make nonrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower rated debt securities, especially in a thinly traded market. To the extent the Fund owns or may acquire illiquid or restricted lower rated securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Changes in values of debt securities which the Fund owns will affect its net asset value per share. If market quotations are not readily available for the Fund's lower rated or nonrated securities, these securities will be valued by a method that the Fund's Trustees believe accurately reflects fair value. Judgment plays a greater role in valuing lower rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available.

  New and proposed laws may have an impact on the market for lower rated debt securities. For example, as a result of the Financial Institution's Reform, Recovery, and Enforcement Act of 1989, savings and loan associations must dispose of their high yield bonds no later than July 1, 1994. Qualified affiliates of savings and loan associations, however, may purchase and retain these securities, and savings and loan associations may divest these securities by sale to their qualified affiliates. The Adviser is unable at this time to predict what effect, if any, the legislation may have on the market for lower rated debt securities.

  Special tax considerations are associated with investing in lower rated debt securities structured as zero coupon or pay-in-kind securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.

  While credit ratings are only one factor the Adviser relies on in evaluating lower rated debt securities, certain risks are associated with using credit ratings. Credit rating agencies may fail to timely change the credit ratings to reflect subsequent events; however, the Adviser continuously monitors the issuers of lower rated debt securities in its portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. Achievement of the Fund's investment objectives may be more dependent upon the Adviser's credit analysis than is the case for higher quality debt securities. Credit ratings for individual securities may change from time to time and the Fund may retain a portfolio security whose rating has been changed.

  Investors should consider carefully the additional risks associated with investment in securities which carry lower ratings.

------------------------------------------------------------------------------
INVESTMENT PRACTICES
------------------------------------------------------------------------------

  REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with domestic banks or broker-dealers in order to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase Agreements involve certain risks in the event of default by the other party. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, exceeds 15% of the value of its net assets. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights. See the Statement of Additional Information.

  For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that substantially all of the funds advised or subadvised by the Adviser would otherwise invest separately into a joint account. The cash in the joint account is then invested and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces greater efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in the SEC order obtained by the Fund authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

  OPTIONS, FUTURES CONTRACTS AND RELATED OPTIONS. The investment policies of the Fund permit the Fund to invest in or write options, futures contracts and related options. Thus, the Fund may engage in transactions in futures contracts on U.S. Government securities.

  The Fund presently expects to utilize options, futures contracts and options thereon in several different ways, depending upon the status of the Fund's portfolio and the Adviser's expectations concerning the securities markets. See the Statement of Additional Information for discussion of options, futures contracts and related options.

  Potential Risks of Options, Futures Contracts and Related Options. The purchase and sale of options and futures contracts involve risks different from those involved with direct investments in securities. While utilization of options, futures contracts and similar instruments may be advantageous to the Fund, if the Adviser is not successful in employing such instruments in managing the Fund's investments, the Fund's performance will be worse than if the Fund did not make such investments. In addition, the Fund would pay commissions and other costs in connection with such investments, which may increase the Fund's expenses and reduce its return.

  The Fund may write or purchase options in privately negotiated transactions ("OTC Options") as well as listed options. OTC Options can be closed out only by agreement with the other party to the transaction. Thus, any OTC Option purchased by the Fund is considered an illiquid security. Any OTC Option written by the Fund is with a qualified dealer pursuant to an agreement under which the Fund may repurchase the option at a formula price. Such options are considered illiquid to the extent that the formula price exceeds the intrinsic value of the option. The Fund may not purchase or sell futures contracts or related options for which the aggregate initial margin and premiums exceed five percent of the fair market value of the Fund's assets. In order to prevent leverage in connection with the purchase of futures contracts or call options thereon by the Fund, an amount of cash, cash equivalents or liquid high grade debt securities equal to the market value of the obligation under the futures contracts or options (less any related margin deposits) will be maintained in a segregated account with the Custodian. The Fund may not invest more than 15% of its net assets in illiquid securities and repurchase agreements which have a maturity of longer than seven days. A more complete discussion of the potential risks involved in transactions in options, futures contracts and related options is contained in the Statement of Additional Information.

  PORTFOLIO TURNOVER. Although the Fund does not intend to engage in substantial short-term trading, it may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or yield differentials, or because the Fund desires to preserve gains or limit losses due to changing economic conditions or the financial condition of the issuer. The Fund's portfolio turnover rate (the lesser of the value of the securities purchased or securities sold divided by the average value of the securities held in the Fund's portfolio excluding all securities whose maturities at acquisition were one year or less) is shown in the table of "Financial Highlights." Since portfolio changes are deemed appropriate due to market or other conditions, such turnover rate may be expected to vary from year to year. A higher rate of turnover results in increased transaction costs to the Fund.

  LENDING OF SECURITIES. The Fund may lend its portfolio securities to broker-dealers and other financial institutions in an amount up to ten percent of the total assets, provided that such loans are callable at any time by the Fund, and are at all times secured by cash collateral that is at least equal to the market value, determined daily, of the loaned securities. During the period of the loan, the Fund receives the income on both the loaned securities and the collateral and thereby increases its yield after payment of lending fees.

  RESTRICTED SECURITIES. The Fund may invest up to 15% of the value of its net assets in restricted securities (i.e., securities which may not be sold without registration or an exemption from registration under the Securities Act of 1933) and in other illiquid securities and repurchase agreements maturing in more than seven days. Restricted securities are generally purchased at a discount from the market price of unrestricted securities of the same issuer. Investments in restricted securities are not readily marketable without some time delay. Investments in securities which have no ready market are valued at fair value as determined in good faith by the Fund's Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which may range from seven percent to 15% of the gross proceeds of the securities sold), may be paid by the Fund. A Fund position in restricted securities might adversely affect the liquidity and marketability of such securities, and the Fund might not be able to dispose of its holdings in such securities at reasonable price levels. Although the Fund may invest up to 15% of its net assets in illiquid securities and repurchase agreements which have a maturity of longer than seven days, the Fund shall not invest in such securities in excess of 10% of its net assets without prior approval of the Trustees.

  PORTFOLIO TRANSACTIONS AND BROKERAGE. The Adviser is responsible for the placement of orders for the purchase and sale of portfolio securities for the Fund and the negotiation of brokerage commissions on such transactions. Most transactions made by the Fund are with dealers acting as principals. Brokerage firms are selected on the basis of their professional capability for the type of transaction and the value and quality of execution services rendered on a continuing basis. The Adviser is authorized to place portfolio transactions with brokerage firms participating in the distribution of shares of the Fund and other Van Kampen American Capital mutual funds if it reasonably believes that the quality of the execution and the commission are comparable to that available from other qualified firms. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. The information received may be used by the Adviser in managing the assets of other advisory accounts as well as in the management of the assets of the Fund.

  SECURITIES OF FOREIGN ISSUERS. The Fund may invest up to 20% of its total assets in United States currency denominated debt issues of foreign governments and other foreign issuers. The Adviser believes that in many instances such foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities. Such securities may be subject to foreign government taxes which would reduce the effective yield. Such securities may be less liquid than the securities of the U.S. corporations, and are certainly less liquid than securities issued by the U.S. Government or its agencies.

  The above-described foreign investments involve certain risks, which should be considered carefully by an investor in the Fund. These risks include changes in currency exchange rates, political or economic instability of the issuer or of the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of U.S. corporations or of the U.S. Government. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Finally, in the event of a default on any such foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce judgment against the issuers of such securities. Such investments will be made only when the Adviser believes that higher yields justify the attendant risks.

  INVESTMENT RESTRICTIONS. The Fund has adopted certain investment restrictions which may not be changed without approval by a majority (as defined in the 1940
Act) vote of the Fund's shareholders. These restrictions provide, among other things, that the Fund may not:

  1. Invest more than 15% of its net assets (determined at the time of investment) in illiquid securities and repurchase agreements which have a maturity of longer than seven days;

  2. With respect to 75% of its assets, invest more than five percent of its assets in the securities of any one issuer (except the U.S. Government) or purchase more than ten percent of the outstanding voting securities, or more than ten percent of any class of securities, of any one issuer;

  3. Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the U.S. Government);

  4. Invest more than five percent of its total assets in companies having a record, together with predecessors, of less than three years of continuous operation; and

  5. Invest more than 20% of its total assets in U.S. currency denominated issues of foreign governments and other foreign issuers, or invest more than ten percent of its total assets in securities which are payable in currencies other than U.S. dollars.

------------------------------------------------------------------------------
INVESTMENT ADVISORY SERVICES
------------------------------------------------------------------------------


  THE ADVISER. The Adviser is a wholly owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"). Van Kampen American Capital is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and over $54 billion under management or supervision. Van Kampen American Capital's 35 open-end and 38 closed-end funds and more than 2,800 unit investment trusts are professionally distributed by leading financial advisers nationwide.


  Van Kampen American Capital Distributors, Inc., the distributor of the Fund and the sponsor of the funds mentioned above, is also a wholly-owned subsidiary of Van Kampen American Capital. Van Kampen American Capital is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is controlled, through the ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C&D L.P."), a Connecticut limited partnership. C&D L.P. is managed by Clayton, Dubilier & Rice, Inc., a New York based private investment firm. The General Partner of C&D L.P. is Clayton & Dubilier Associates IV Limited Partnership ("C&D Associates L.P."). The general partners of C&D Associates L.P. are Joseph L. Rice, III, B. Charles Ames, William A. Barbe, Alberto Cribiore, Donald J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe and Andrall E. Pearson, each of whom is a principal of Clayton, Dubilier & Rice, Inc. In addition, certain officers, directors and employees of Van Kampen American Capital own, in the aggregate, not more than seven percent of the common stock of VK/AC Holding, Inc. and have the right to acquire, upon the exercise of options, approximately an additional 11% of the common stock of

VK/AC Holding, Inc. Presently, and after giving effect to the exercise of such options, no officer or trustee of the Fund owns or would own five percent or more of the common stock of VK/AC Holding, Inc.

  ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed on average daily net assets of the Fund at the annual rate of 0.6250% of the first $150 million of net assets; 0.55% of the next $150 million of net assets; 0.50% of the excess over $300 million of net assets. Under the Advisory Agreement, the Fund also reimburses the Adviser for the cost of the Fund's accounting services, which include maintaining its financial books and records and calculating its daily net asset value. Operating expenses paid by the Fund include shareholder service agency fees, distribution fees, service fees, custodial fees, legal and accounting fees, the costs of reports and proxies to shareholders, trustees' fees, and all other business expenses not specifically assumed by the Adviser. Advisory (management) fee, and total operating expense, ratios are shown under the caption "Annual Fund Operating Expenses and Example" herein.

  From time to time as the Adviser and/or the Distributor may deem appropriate, they may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them to the extent of, or bearing expenses in excess of, such limitations as they may establish.

  The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen American Capital Investment Advisory Corp.

  PERSONAL INVESTING POLICIES. The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes permit directors/trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.


  PORTFOLIO MANAGEMENT. Ellis J. Bigelow is primarily responsible for the day-to-day management of the Fund's investment portfolio. Ms. Bigelow is Vice President of the Fund and Senior Vice President of the Adviser. Ms. Bigelow has been an officer of the Fund since 1989, and was previously a Research Analyst with the Adviser.

------------------------------------------------------------------------------
ALTERNATIVE SALES ARRANGEMENTS
------------------------------------------------------------------------------

  The Alternative Sales Arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase and the length of time the investor expects to hold the shares.

  CLASS A SHARES. Class A shares are sold at net asset value plus an initial maximum sales charge of up to 4.75% of the offering price. Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a contingent deferred sales charge of one percent may be imposed on certain redemptions made within one year of the purchase. Class A shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class A shares. Certain purchases of Class A shares qualify for reduced initial sales charges. See "Purchase of Shares -- Class A Shares."

  CLASS B SHARES. Class B shares are sold at net asset value and are subject to a deferred sales charge if they are redeemed within five years of purchase. Class B shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class B shares and an ongoing distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class B shares. Class B shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fee paid by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. See "Purchase of Shares -- Class B Shares." Class B shares will automatically convert to Class A shares six years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Conversion Feature" below for discussion on applicability of the conversion feature to Class B shares.

  CLASS C SHARES. Class C shares are sold at net asset value and are subject to a deferred sales charge if redeemed within one year of purchase. Class C shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class C shares and an ongoing distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class C shares. Class C shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fee paid by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. See "Purchase of Shares -- Class C Shares." Class C shares will automatically convert to Class A shares ten years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Conversion Feature" herein for discussion on applicability of the conversion feature to Class C shares.

  CONVERSION FEATURE. Class B shares and Class C shares will automatically convert to Class A shares six years or ten years, respectively, after the end of the calendar month in which the shares were purchased and will no longer be subject to the distribution fee. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to relieve the holders of the Class B shares and Class C shares that have been outstanding for a period of time sufficient for the Distributor to have been substantially compensated for distribution expenses related to the Class B shares or Class C shares as the case may be, from the burden of the ongoing distribution fee.

  For purposes of conversion to Class A, shares purchased through the reinvestment of dividends and distributions paid on Class B shares and Class C shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B shares or Class C shares in the shareholder's Fund account (other than those in the sub-account) convert to Class A, an equal pro rata portion of the Class B shares or Class C shares in the sub-account will also convert to Class A.

  The conversion of Class B shares and Class C shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the distribution fee and higher transfer agency costs with respect to Class B shares and Class C shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares and Class C shares may be suspended if such an opinion is no longer available. In that event, no further conversions of Class B shares or Class C shares would occur, and shares might continue to be subject to the distribution fee for an indefinite period which may extend beyond the period ending six years or ten years, respectively, after the end of the calendar month in which the shareholder's order to purchase was accepted.

  FACTORS FOR CONSIDERATION. In deciding which class of shares to purchase, investors should take into consideration their investment goals, present and anticipated purchase amounts, time horizons and temperaments. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution fees and contingent deferred sales charges on Class B shares or Class C shares prior to conversion would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher dividends per share on Class A shares. To assist investors in making this determination, the table under the caption "Annual Fund Operating Expenses and Example" sets forth examples of the charges applicable to each class of shares. In this regard, Class A shares may be more beneficial to the investor who qualifies for reduced initial sales charges or purchases at net asset value, as described herein under "Purchase of Shares -- Class A Shares." For these reasons, the Distributor will reject any order of $500,000 or more for Class B shares or any order of $1 million or more for Class C shares.

  Class A shares are not subject to an ongoing distribution fee and, accordingly, receive correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase for accounts under $1 million, investors in Class A shares do not have all their funds invested initially and, therefore, initially own fewer shares. Other investors might determine that it is more advantageous to purchase either Class B shares or Class C shares and have all their funds invested initially, although remaining subject to ongoing distribution fees and, for a five-year or one-year period, respectively, being subject to a contingent deferred sales charge. Ongoing distribution fees on Class B shares and Class C shares will be offset to the extent of the additional funds originally invested and any return realized on those funds. However, there can be no assurance as to the return, if any, which will be realized on such additional funds. For investments held for ten years or more, the relative value upon liquidation of the three classes tends to favor Class A or Class B shares, rather than Class C shares.

  Class A shares may be appropriate for investors who prefer to pay the sales charge up front, want to take advantage of the reduced sales charges available on larger investments, wish to maximize their current income from the start, prefer not to pay redemption charges and/or have a longer-term investment horizon. In addition, the check writing privilege is only available for Class A shares (see "Shareholder Services Applicable to Class A Shareholders
Only -- Check Writing Privilege"). Class B shares may be appropriate for investors who wish to avoid a front-end shares charge, put 100% of their investment dollars to work immediately, and/or have a longer-term investment horizon. Class C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, have a shorter-term investment horizon and/or desire a short contingent deferred sales charge schedule.

  The distribution expenses incurred by the Distributor in connection with the sale of the shares will be reimbursed, in the case of Class A shares, from the proceeds of the initial sales charge and, in the case of Class B shares and Class C shares, from the proceeds of the ongoing distribution fee and any contingent deferred sales charge incurred upon redemption within five years or one year, respectively, of purchase. Sales personnel of broker-dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling Class A, Class B or Class C shares. INVESTORS SHOULD UNDERSTAND THAT THE PURPOSE AND FUNCTION OF THE CONTINGENT DEFERRED SALES CHARGE AND ONGOING DISTRIBUTION FEE WITH RESPECT TO THE CLASS B SHARES AND CLASS C

SHARES ARE THE SAME AS THOSE OF THE INITIAL SALES CHARGE WITH RESPECT TO CLASS A SHARES. SEE "DISTRIBUTION PLANS."

  GENERAL. Dividends paid by the Fund with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day, except that the distribution fees and any incremental transfer agency costs relating to Class B or Class C shares will be borne by the respective class. See "Distributions from the Fund." Shares of the Fund may be exchanged, subject to certain limitations, for shares of the same class of other mutual funds advised by the Adviser. See "Shareholder Services -- Exchange Privilege."

  The Trustees of the Fund have determined that currently no conflict of interest exists between the classes of shares. On an ongoing basis, the Trustees of the Fund, pursuant to their fiduciary duties under the Investment Company Act of 1940 (the "1940 Act") and state laws, will seek to ensure that no such conflict arises.

------------------------------------------------------------------------------
PURCHASE OF SHARES
------------------------------------------------------------------------------

GENERAL

  The Fund offers three classes of shares to the general public on a continuous basis through the Distributor as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares are also offered through members of the National Association of Securities Dealers, Inc. ("NASD") who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents or investors ("brokers"). The term "dealers" and "brokers" are sometimes referred to herein as "authorized dealers." Class A shares are sold with an initial sales charge; Class B shares and Class C shares are sold without an initial sales charge and are subject to a contingent deferred sales charge upon certain redemptions. See "Alternative Sales Arrangements" for a discussion of factors to consider in selecting which class of shares to purchase. Contact the Investor Services Department at (800) 421-5666 for further information and appropriate forms.

  Initial investments must be at least $500 and subsequent investments must be at least $25. Both minimums may be waived by the Distributor for plans involving periodic investments. Shares of the Fund may be sold in foreign countries where permissible. The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares to the public in response to conditions in the securities markets or for other reasons.

  Shares may be purchased on any business day through authorized dealers. Shares may also be purchased by completing the application accompanying this Prospectus and forwarding the application, through the designated dealer, to the shareholder service agent, ACCESS Investor Services, Inc., a wholly owned subsidiary of Van Kampen American Capital ("ACCESS"). When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B or Class C shares.

  Shares are offered at the next determined net asset value per share, plus a front-end or contingent deferred sales charge depending on the method of purchasing shares chosen by the investor, as shown in the tables herein. Net asset value per share is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open. Net asset value per share for each class is determined by dividing the value of the Fund's securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Portfolio securities that are actively traded in the over-the-counter market are valued at the most recently quoted bid price. Any security for which the primary market is on an exchange is valued at the last reported sales price on the exchange where principally traded or at the last reported bid price if there was no sale reported that day. If no sale or bid price is reported that day, the security is valued at the most recent sale price. The value of any other securities or other assets is fair value as determined in good faith by the Fund's Trustees. Short-term securities are valued in the manner described in the notes to the financial statements included in the Statement of Additional Information.

  Generally, the net asset values per share of the Class A, Class B and Class C shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class A, Class B and Class C shares may differ from one another, reflecting the daily expense accruals of the distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares and the differential in the dividends paid on the classes of shares. The price paid for shares purchased is based on the next calculation of net asset value plus applicable Class A sales charges after an order is received by a dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. Orders received by dealers after the close of the Exchange are priced based on the next close provided they are received by the Distributor prior to the Distributor's close of business on such day. It is the responsibility of dealers to transmit orders received by them to the Distributor so they will be received prior to such time. Orders of less than $500 are mailed by the dealer and processed at the offering price next calculated after acceptance by ACCESS.

  Each class of shares represents an interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that (i) Class B and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the distribution fee and incremental transfer agency costs) resulting from such sales arrangement, (ii) generally, each class has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan pursuant to which its distribution fee and/or service fee is paid which relate to a specific class, and (iii) Class B and Class C shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available. See "Distribution Plans" and "Shareholder Services -- Exchange Privilege." The net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by the amount of the distribution fee and incremental expenses associated with such distribution fees. Sales personnel of broker-dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling Class A, Class B or Class C shares.

  Agreements are in place which provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund with subsidiaries of The Travelers Inc.

  The Distributor may from time to time implement programs under which a broker, dealer or financial intermediary's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any broker, dealer or financial intermediary that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the broker, dealer or financial intermediaries at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying brokers, dealers or financial intermediaries for certain services or activities which are primarily intended to result in sales of shares of the Fund. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. All of the foregoing payments are made by the Distributor out of its own assets. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

CLASS A SHARES

  The public offering price of Class A shares is the next determined net asset value plus a sales charge, as set forth below.

SALES CHARGE TABLE

                                                                        REALLOWED
                                                                        TO DEALERS
                                     AS % OF NET        AS % OF         (AS A % OF
              SIZE OF                   AMOUNT          OFFERING         OFFERING
            INVESTMENT                 INVESTED          PRICE            PRICE)
------------------------------------------------------------------------------
Less than $100,000.................     4.99%            4.75%            4.25%
$100,000 but less than $250,000....     3.90%            3.75%            3.25%
$250,000 but less than $500,000....     2.83%            2.75%            2.25%
$500,000 but less than
 $1,000,000........................     2.04%            2.00%            1.75%
$1,000,000 and over................       *                *                *

------------------------------------------------------------------------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of one percent in the event of certain redemptions within one year of the purchase. The contingent deferred sales charge incurred upon redemption is paid to the Distributor in reimbursement for distribution-related expenses. A commission will be paid to dealers who initiate and are responsible for purchases of $1 million or more as follows: one percent on sales to $2 million, plus 0.80% on the next million, plus 0.20% on the next $2 million and 0.08% on the excess over $5 million.

  In addition to the reallowances from the applicable public offering price described above, the Distributor may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to dealers that sell shares of the Fund. Dealers which are reallowed all or substantially all of the sales charges may be deemed to be underwriters for purposes of the Securities Act of 1933.

  The Distributor may also pay financial institutions (which may include banks) and other industry professionals that provide services to facilitate transactions in shares of the Fund for their clients a transaction fee up to the level of the reallowance allowable to dealers described herein. Such financial institutions, other industry professionals and dealers are hereinafter referred to as "Service Organizations." Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund. State securities laws regarding registration of banks and other financial institutions may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.

QUANTITY DISCOUNTS

  Investors purchasing Class A shares may under certain circumstances be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described herein.

  Investors, or their brokers, dealers or financial intermediaries, must notify the Fund whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their broker, dealer or financial intermediary or the Distributor.

  A person eligible for a reduced sales charge includes an individual, their spouse and minor children and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.


  As used herein, "Participating Funds" refers to all open-end investment companies distributed by the Distributor other than Van Kampen American Capital Tax Free Money Fund ("Tax Free Money Fund"), Van Kampen American Capital Reserve Fund ("Reserve Fund") and The Govett Funds, Inc.


  Volume Discounts. The size of investment shown in the preceding table applies to the total dollar amount being invested by any person in shares of the Fund alone, or in any combination of shares of the Fund and shares of certain other Participating Funds, although other Participating Funds may have different sales charges.

  Cumulative Purchase Discount. The size of investment in the preceding table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds which have been previously purchased and are still owned.

  Letter of Intent. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the investments over a 13-month period to determine the sales charge as outlined in the table herein. The size of investment shown in the preceding table also includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the charges applicable to the purchases made and the charges previously paid. The initial purchase must be for an amount equal to at least five percent of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. Such adjustment in sales charge will be used to purchase additional shares for the shareholder at the applicable discount category. Additional information is contained in the application form accompanying this Prospectus.

OTHER PURCHASE PROGRAMS

  Purchasers of Class A shares may be entitled to reduced initial sales charges in connection with unit trust reinvestment programs and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.


  Unit Trust Reinvestment Programs. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A shares of the Fund, other Participating Funds, Tax Free Money Fund or Reserve Fund with no minimum initial or subsequent investment requirement, and with a lower sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all investments made from unit trust distributions will be one percent of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the broker, dealer or financial intermediary, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their securities broker or dealer or the Distributor.


  The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide ACCESS with appropriate backup data for each participating investor in a computerized format fully compatible with ACCESS's processing system.

  As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a monthly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

  NAV Purchase Options. Class A shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

  (1) Current or retired Trustees/Directors of funds advised by the Adviser, Van Kampen American Capital Investment Advisory Corp. or John Govett & Co. Limited and such persons' families and their beneficial accounts.

  (2) Current or retired directors, officers and employees of VK/AC Holding, Inc. and any of its subsidiaries, Clayton, Dubilier & Rice, Inc., employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

  (3) Directors, officers, employees and registered representatives of financial institutions that have a selling group agreement with the Distributor and their spouses and minor children when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees.

  (4) Registered investment advisers, trust companies and bank trust departments investing on their own behalf or on behalf of their clients provided that the aggregate amount invested in the Fund alone, or in any combination of shares of the Fund and shares of other Participating Funds as described herein under "Purchase of Shares -- Class A Shares -- Volume Discounts," during the 13 month period commencing with the first investment pursuant hereto equals at least $1 million. The Distributor may pay Service Organizations through which purchases are made an amount up to 0.50% of the amount invested, over a twelve month period following such transaction.

  (5) Trustees and other fiduciaries purchasing shares for retirement plans of organizations with retirement plan assets of $10 million or more. The Distributor may pay commissions of up to one percent for such purchases.

  (6) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

  (7) Investors purchasing shares of the Fund with redemption proceeds from other mutual fund complexes on which the investor has paid a front-end sales charge or was subject to a deferred sales charge, whether or not paid, if such redemption has occurred no more than 30 days prior to such purchase.

  (8) Full service participant directed profit sharing and money purchase plans, full service 401(k) plans, or similar full service recordkeeping programs made available through Van Kampen American Capital Trust Company with at least 50 eligible employees or investing at least $250,000 in Participating Funds, Tax Free Money Fund or Reserve Fund. For such investments the Fund imposes a contingent deferred sales charge of one percent in the event of redemptions within one year of the purchase other than redemptions required to make payments to participants under the terms of the plan. The contingent deferred sales charge incurred upon redemption is paid to the Distributor in reimbursement for distribution-related expenses. A commission will be paid to dealers who initiate and are responsible for such purchases as follows: one percent on sales to $5 million, plus 0.50% on the next $5 million, plus 0.25% on the excess over $10 million.



  (9) Participants with accounts established after October 12, 1995, in any 403(b)(7) program of a college or university system which permits only net asset value mutual fund investments and for which Van Kampen American Capital Trust Company serves as custodian. In connection with such purchases, the Distributor may pay, out of its own assets, a commission to brokers, dealers, or financial intermediaries as follows: one percent on sales up to $5 million, plus 0.50% on the next $5 million, plus 0.25% on the excess over $10 million.


  The term "families" includes a person's spouse, minor children and grandchildren, parents, and a person's spouse's parents.


  Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with ACCESS by the investment adviser, trust company or bank trust department, provided that ACCESS receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer or financial institution may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Service Organizations will be paid a service fee as described herein under "Distribution Plans" on purchases made as described in (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


CLASS B SHARES

  Class B shares are offered at the next determined net asset value. Class B shares which are redeemed within five years of purchase are subject to a contingent deferred sales charge at the rates set forth in the following table charged as a percentage of the dollar amount subject thereto. The charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on shares derived from reinvestment of dividends or capital gains distributions.

  The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month are aggregated and deemed to have been made on the last day of the month.

------------------------------------------------------------------------------


                                                 CONTINGENT DEFERRED SALES
                                                 CHARGE AS A PERCENTAGE OF
            YEAR SINCE PURCHASE               DOLLAR AMOUNT SUBJECT TO CHARGE
------------------------------------------------------------------------------
First.......................................             4.0%
Second......................................             4.0%
Third.......................................             3.0%
Fourth......................................             2.5%
Fifth.......................................             1.5%
Sixth.......................................             None


------------------------------------------------------------------------------

  In determining whether a contingent deferred sales charge is applicable to a redemption, it is assumed that the redemption is first, of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, second, of shares held for over five years or shares acquired pursuant to reinvestment of dividends or distributions and third, of shares held longest during the five-year period.

  To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired ten additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), ten shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds is subject to a deferred sales charge at a rate of four percent (the applicable rate in the second year after purchase).

  A commission or transaction fee of four percent of the purchase amount will be paid to broker-dealers and other Service Organizations at the time of purchase. Additionally, the Distributor may, from time to time, pay additional promotional incentives in the form of cash or other compensation, to Service Organizations that sell Class B shares of the Fund.

CLASS C SHARES

  Class C shares are offered at the next determined net asset value. Class C shares which are redeemed within the first year of purchase are subject to a contingent deferred sales charge of one percent. The charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on shares derived from reinvestment of dividends or capital gains distributions.

  In determining whether a contingent deferred sales charge is applicable to a redemption, the calculation is determined in the manner that results in the lowest possible rate being charged. Therefore, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge and second of shares held for more than one year or shares acquired pursuant to reinvestment of dividends or distributions.

  A commission or transaction fee of one percent of the purchase amount will be paid to broker-dealers and other Service Organizations at the time of purchase. Broker-dealers and other Service Organizations will also be paid ongoing commissions and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C shares for the second through tenth year after purchase. Additionally, the Distributor may, from time to time, pay additional promotional incentives in the form of cash or other compensation to Service Organizations that sell Class C shares of the Fund.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE

  The contingent deferred sales charge is waived on redemptions of Class B and Class C shares (i) following the death or disability (as defined in the Code) of a shareholder, (ii) in connection with certain distributions from an IRA or other retirement plan, (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, and (iv) effected pursuant to the right of the Fund to liquidate a shareholder's account as described herein under "Redemption of Shares." The contingent deferred sales charge is also waived on redemptions of Class C shares as it relates to the reinvestment of redemption proceeds in shares of the same class of the Fund within 120 days after redemption. See the Statement of Additional Information for further discussion of waiver provisions.

------------------------------------------------------------------------------
SHAREHOLDER SERVICES
------------------------------------------------------------------------------

  The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of these services.

SHAREHOLDER SERVICES APPLICABLE TO ALL CLASSES

  INVESTMENT ACCOUNT. Each shareholder has an investment account under which shares are held by ACCESS. Except as described herein, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in certain of the Participating Funds or Reserve, may receive statements quarterly from ACCESS showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transactions other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized investment dealers or by mailing a check directly to ACCESS.

  SHARE CERTIFICATES. As a rule, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued, representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen American Capital Funds, c/o ACCESS, P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and obtain a Surety Bond in a form acceptable to ACCESS. On the date the letter is received ACCESS will calculate no more than two percent of the net asset value of the issued shares, and bill the party to whom the certificate was mailed.

  REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value (without sales charge) on the record date. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 421-5666 ((800) 772-8889 for the hearing impaired). The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash.

  AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize ACCESS to charge a bank account on a regular basis to invest pre-determined amounts in the Fund. Additional information is available from the Distributor or authorized investment dealers.

  RETIREMENT PLANS. Eligible investors may establish individual retirement accounts ("IRAs"); SEP; and pension and profit sharing plans; 401(k) plans; or
Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations. Documents and forms containing detailed information regarding these plans are available from the Distributor. American Capital Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.

  AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. Holders of Class A shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of Automated Clearing House. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once ACCESS has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing ACCESS.


  DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application form accompanying this Prospectus or by calling (800) 421-5666 ((800) 772-8889 for the hearing impaired), elect to have all dividends and other distributions paid on a Class A, Class B or Class C account in the Fund invested into a pre-existing Class A, Class B or Class C account in any of the Participating Funds, Tax Free Money Fund or Reserve Fund.


  If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value as of the payable date of the distribution only if shares of such selected fund have been registered for sale in the investor's state.

  EXCHANGE PRIVILEGE. Shares of the Fund or of any Participating Fund, other than Van Kampen American Capital Government Target Fund ("Government Target"), may be exchanged for shares of the same class of shares of any other Fund without sales charge, provided that shares of certain other Van Kampen American Capital fixed-income funds may not be exchanged within 30 days of acquisition without Adviser approval. Shares of Government Target may be exchanged for

Class A shares of the Fund without sales charge. Class A shares of Tax Free Money Fund or Reserve Fund that were not acquired in exchange for Class B or Class C shares of a Participating Fund may be exchanged for Class A shares of the Fund upon payment of the excess, if any, of the sales charge rate applicable to the shares being acquired over the sales charge rate previously paid. Shares of Tax Free Money Fund or Reserve Fund acquired through an exchange of Class B or Class C shares may be exchanged only for the same class of shares of a Participating Fund without incurring a contingent deferred sales charge. Shares of any Participating Fund, VK Money Market, VK Tax Free or Reserve may be exchanged for shares of any other Participating Fund if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund.


  Class B and Class C shareholders of the Fund have the ability to exchange their shares ("original shares") for the same class of shares of any other American Capital fund that offers such shares ("new shares") in an amount equal to the aggregate net asset value of the original shares, without the payment of any contingent deferred sales charge otherwise due upon redemption of the original shares. For purposes of computing the contingent deferred sales charge payable upon a disposition of the new shares, the holding period for the original shares is added to the holding period of the new shares. Class B or Class C shareholders remain subject to the contingent deferred sales charge imposed by the fund initially purchased by the shareholder upon their redemption from the Van Kampen American Capital complex of funds. The contingent deferred sales charge is based on the holding period requirement of the original fund.

  Shares of the fund to be acquired must be registered for sale in the investor's state. Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes, although if the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is not included in the tax basis of the exchanged shares, but is carried over and included in the tax basis of the shares acquired. See the Statement of Additional Information.

  A shareholder wishing to make an exchange may do so by sending a written request to ACCESS or by contacting the telephone transaction line at (800) 421-5684. A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanying this Prospectus. Van Kampen American Capital and its subsidiaries, including ACCESS (collectively, "VKAC"), and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Exchanges are effected at the net asset value per share next calculated after the request is received in good order with adjustment for any additional sales charge. See "Purchase of Shares" and "Redemption of Shares." If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification) and dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must file a specific written request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.

  A prospectus of any of these mutual funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund prior to investing.

  SYSTEMATIC WITHDRAWAL PLAN. Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for monthly, quarterly, semi-annual or annual checks in any amount, not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund. See "Shareholder Services -- Retirement Plans."

  Class B and Class C shareholders who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment in the Fund at the time the election to participate in the plan is made. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" and the Statement of Additional Information.

  Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plans are reinvested in additional shares at the next determined net asset value. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any taxable gain or loss will be recognized by the shareholder upon redemption of shares.

SHAREHOLDER SERVICES APPLICABLE TO
CLASS A SHAREHOLDERS ONLY

  CHECK WRITING PRIVILEGE. A Class A shareholder holding shares of the Fund for which certificates have not been issued and which are in a non-escrow status may appoint ACCESS as agent by completing the AUTHORIZATION FOR REDEMPTION BY CHECK form and the appropriate section of the application and returning the form and the application to ACCESS. Once the form is properly completed, signed and returned to the agent, a supply of checks drawn on State Street Bank and Trust Company ("State Street Bank") will be sent to the Class A shareholder. These checks may be made payable by the Class A shareholder to the order of any person in any amount of $100 or more.

  When a check is presented to State Street Bank for payment, full and fractional Class A shares required to cover the amount of the check are redeemed from the shareholder's Class A account by ACCESS at the next determined net asset value. Check writing redemptions represent the sale of Class A shares. Any gain or loss realized on the sale of shares is a taxable event. See "Redemption of Shares."

  Checks will not be honored for redemption of Class A shares held less than 15 calendar days, unless such Class A shares have been paid for by bank wire. Any Class A shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A account, the check will be returned and the shareholder may be subject to additional charges. A Class A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or State Street Bank. Retirement Plans and accounts that are subject to backup withholding are not eligible for the privilege. A "stop payment" system is not available on these checks. See the Statement of Additional Information for further information regarding the establishment of the privilege.

------------------------------------------------------------------------------
REDEMPTION OF SHARES
------------------------------------------------------------------------------

  REGULAR REDEMPTIONS. Shareholders may redeem for cash some or all of their shares of the Fund at any time. To do so, a written request in proper form must be sent directly to ACCESS, P.O. Box 418256, Kansas City, Missouri 64141-9256.

Shareholders may also place redemption requests through an authorized dealer. Orders received from dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value next calculated after an order is received by a dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time.

  As described herein under "Purchase of Shares," redemptions of Class B and Class C shares are subject to a contingent deferred sales charge. In addition, a contingent deferred sales charge of one percent may be imposed on certain redemptions of Class A shares made within one year of purchase for investment of $1 million or more and for certain qualified 401(k) retirement plans. The contingent deferred sales charge incurred upon redemption is paid by the Distributor in reimbursement for distribution-related expenses. See "Purchase of Shares." A custodian of a retirement plan account may charge fees based on the custodian's independent fee schedule.

  The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

  Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, although the Fund normally does not issue certificates for shares, it will do so if a special request has been made to ACCESS. In the case of shareholders holding certificates, the certificates for the shares being redeemed must accompany the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 60 days must accompany the redemption request. IRA redemption requests should be sent to the IRA custodian to be forwarded to ACCESS. Where Van Kampen American Capital Trust Company serves as custodian, special IRA, 403(b)(7), or Keogh distribution forms must be obtained from and be forwarded to Van Kampen American Capital Trust Company, P.O. Box 944, Houston, Texas 77001-0944. Contact the custodian for information.

  In the case of redemption requests sent directly to ACCESS, the redemption price is the net asset value per share next determined after the request is received in proper form. Payment for shares redeemed will be made by check mailed within seven days after acceptance by ACCESS of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check until the purchase check has cleared, usually a period of up to 15 days. Any taxable gain or loss will be recognized by the shareholder upon redemption of shares.

  The Fund may redeem any shareholder account with a net asset value on the date of the notice of redemption less than the minimum investment as specified by the Trustees. At least 60 days advance written notice of any such involuntary redemption is required and the shareholder is given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any applicable contingent deferred sales charge will be deducted from the proceeds of this redemption. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.

  TELEPHONE REDEMPTIONS. In addition to the regular redemption procedures previously set forth, the Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application form accompanying this Prospectus or call the Fund at (800) 421-5666 to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. VKAC and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Telephone redemptions may not be available if the shareholder cannot reach ACCESS by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's regular redemption procedure previously described. Requests received by ACCESS prior to 4:00 p.m., New York time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts. The telephone redemption privilege is not available for shares represented by certificates. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.

  For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. Proceeds from redemptions are expected to be wired on the next business day following the date of redemption. This service is also not available with respect to shares held in an individual retirement account (IRA) for which Van Kampen American Capital Trust Company acts as custodian. To establish such privilege a shareholder must complete the appropriate section of the application form accompanying this Prospectus or call the Fund at (800) 421-5666. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

  REDEMPTION UPON DISABILITY. The Fund will waive the contingent deferred sales charge on redemptions following the disability of a Class B and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of disability before it determines to waive the contingent deferred sales charge on Class B and Class C shares.

  In cases of disability, the contingent deferred sales charge on Class B and Class C shares will be waived where the disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the initial determination of disability. This waiver of the contingent deferred sales charge on Class B and Class C shares applies to a total or partial redemption, but only to redemptions of shares held at the time of the initial determination of disability.

  REINSTATEMENT PRIVILEGE. A Class A or Class B shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A shares of the Fund. A Class C shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption. Such reinstatement is made at the net asset value (without sales charge except as described under "Shareholder Services -- Exchange Privilege") next determined after the order is received, which must be within 120 days after the date of the redemption. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" and the Statement of Additional Information. Reinstatement at net asset value is also offered to participants in those eligible retirement plans held or administered by Van Kampen American Capital Trust Company for repayment of principal (and interest) on their borrowings on such plans.

------------------------------------------------------------------------------
DISTRIBUTION PLANS
------------------------------------------------------------------------------

  Rule 12b-1 adopted by the SEC under the 1940 Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares ("distribution expenses") and servicing its shareholders in accordance with a plan adopted by the investment company's board of directors and approved by its shareholders. Pursuant to such Rule, the Trustees of the Fund, and the shareholders of each class have adopted three Distribution Plans hereinafter referred to as the "Class A Plan," the "Class B Plan" and the "Class C Plan." Each Distribution Plan is in compliance with the Rules of Fair Practice of the NASD ("NASD Rules") applicable to mutual fund sales charges. The NASD Rules limit the annual distribution costs and service fees that a mutual fund may impose on a class of shares. The NASD Rules also limit the aggregate amount which the Fund may pay for such distribution costs. Under the Class A Plan, the Fund pays a service fee to the Distributor at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class A shares. Such payments to the Distributor under the Class A Plan are based on an annual percentage of the value of Class A shares held in shareholder accounts for which such Service Organizations are responsible at the rates of 0.15% annually with respect to Class A shares in such accounts on September 29, 1989 and 0.25% annually with respect to Class A shares issued after that date. Under the Class B Plan and the Class C Plan, the Fund pays a service fee to the Distributor at an annual rate of up to 0.25% and a distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class B or Class C shares to reimburse the Distributor for service fees paid by it to Service Organizations and for its distribution costs.

  The Distributor uses the Class A, Class B and Class C service fees to compensate Service Organizations for personal services and/or the maintenance of shareholder accounts. Under the Class B Plan, the Distributor receives additional payments from the Fund in the form of a distribution fee at the annual rate of up to 0.75% of the net assets of the Class B shares as reimbursement for (i) upfront commissions and transaction fees of up to four percent of the purchase price for Class B shares purchased by the clients of broker-dealers and other Service Organizations, and

(ii) other distribution expenses as described in the Statement of Additional Information. Under the Class C Plan, the Distributor receives additional payments from the Fund in the form of a distribution fee at the annual rate of up to 0.75% of the net assets of the Class C shares as reimbursement for (i) upfront commissions and transaction fees of up to 0.75% of the purchase price of Class C shares purchased by the clients of broker-dealers and other Service Organizations and ongoing commissions and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C shares and (ii) other distribution expenses as described in the Statement of Additional Information.

  In adopting the Class A Plan, the Class B Plan and the Class C Plan, the Trustees of the Fund determined that there was a reasonable likelihood that such Plans would benefit the Fund and its shareholders. Information with respect to distribution and service revenues and expenses is presented to the Trustees each year for their consideration in connection with their deliberations as to the continuance of the Distribution Plans. In their review of the Distribution Plans, the Trustees are asked to take into consideration expenses incurred in connection with the distribution and servicing of each class of shares separately. The sales charge and distribution fee, if any, of a particular class will not be used to subsidize the sale of shares of the other classes.

  Service expenses accrued by the Distributor in one fiscal year may not be paid from the Class A service fees received from the Fund in subsequent fiscal years. Thus, if the Class A Plan were terminated or not continued, no amounts (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor.

  The distribution fee attributable to Class B or Class C shares is designed to permit an investor to purchase such shares without the assessment of a front-end sales load and at the same time permit the Distributor to compensate Service Organizations with respect to such shares. In this regard, the purpose and function of the combined contingent deferred sales charge and distribution fee are the same as those of the initial sales charge with respect to the Class A shares of the Fund in that in both cases such charges provide for the financing of the distribution of the Fund's shares.

  Actual distribution expenditures paid by the Distributor with respect to Class B or Class C shares for any given year are expected to exceed the fees received pursuant to the Class B Plan and Class C Plan and payments received pursuant to contingent deferred sales charges. Such excess will be carried forward and may be reimbursed by the Fund or its shareholders from payments received through contingent deferred sales charges in future years and from payments under the Class B Plan and Class C Plan so long as such Plans are in effect. For example, if in a fiscal year the Distributor incurred distribution expenses under the Class B Plan of $1 million, of which $500,000 was recovered in the form of contingent deferred sales charges paid by investors and $400,000 was reimbursed in the form of payments made by the Fund to the Distributor under the Class B Plan, the balance of $100,000, would be subject to recovery in future fiscal years from such sources. For the plan year ended June 30, 1995, the unreimbursed expenses incurred by the Distributor under the Class B Plan and carried forward were approximately $2.5 million or 3.30% of the Class B shares' average daily net assets. The unreimbursed expenses incurred by the Distributor under the Class C Plan and carried forward were approximately $159,000 or 1.22% of the Class C shares' average daily net assets.


  If the Class B Plan or Class C Plan was terminated or not continued, the Fund would not be contractually obligated to pay and has no liability to the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.

------------------------------------------------------------------------------
DISTRIBUTIONS FROM THE FUND
------------------------------------------------------------------------------

  In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive two kinds of return from the Fund: dividends and capital gains distributions.

  DIVIDENDS. Interest earned from investments is the Fund's main source of income. Substantially all of this income, less expenses, is distributed monthly as dividends to shareholders. Unless the shareholder instructs otherwise, dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value. See "Shareholder Services -- Reinvestment Plan."

  The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A shares as a result of the distribution fees and incremental transfer agency fees applicable to such classes of shares.

  CAPITAL GAINS. When the Fund sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Fund paid to purchase them. Net realized capital gains represent the total profit from sales of securities minus total losses from sales of securities including losses carried forward from prior years. The Fund distributes any taxable net realized capital gains to shareholders annually. As in the case of income dividends, capital gains distributions are automatically reinvested in additional shares of the Fund at net asset value. See "Shareholder Services -- Reinvestment Plan."

------------------------------------------------------------------------------
TAX STATUS
------------------------------------------------------------------------------

  TAXES. The Fund has qualified and intends to be taxed as a regulated investment company under the Internal Revenue Code. By qualifying as a regulated investment company, the Fund is not subject to federal income taxes to the extent it distributes its net investment income and net realized capital gains. Dividends from net investment income and distributions from any net realized short-term capital gains are taxable to shareholders as ordinary income. Long-term capital gains distributions constitute long-term capital gains for federal income tax purposes. All such dividends and distributions are taxable to the shareholder whether or not reinvested in shares. However, shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them.

  Shareholders are notified annually of the federal tax status of dividends and capital gains distributions.

  To avoid being subject to a 31% federal back-up withholding on dividends, distributions and redemption payments, shareholders must furnish the Fund with a certification of their correct taxpayer identification number.

  Dividends or distributions paid by the Fund will have the effect of reducing the net asset value per share on the record date by the amount of the payment. Therefore, a dividend or distribution paid shortly after the purchase of shares by an investor would represent, in substance, a return of capital to the shareholder (to the extent that it is paid on the shares so purchased) even though subject to income taxes as discussed herein.

  The Fund may purchase debt securities (such as zero-coupon debt securities and zero-fixed-coupon debt securities, see "Investment Objectives and Policies -- Lower Rated Debt Securities") that have original issue discount, which generally is included in income ratably over the term of the security. The discount that accrues each year on such securities thus will increase the Fund's investment company taxable income, thereby increasing the amount that must be distributed to satisfy the Distribution Requirement, without providing the cash with which to make the distribution. Accordingly, the Fund may have to dispose of other securities, thereby realizing gain or loss at a time when the Fund otherwise might not want to do so, in order to provide the cash necessary to make distributions to those shareholders who do not reinvest dividends.

  Gains or losses on the Fund's transactions in listed options on securities, futures and options on futures generally are treated as 60% long-term and 40% short-term, and positions held by the Fund at the end of its fiscal year generally are required to be marked to market, with the result that unrealized gains and losses are treated as realized. Gains and losses realized by the Fund from writing over-the-counter options constitute short-term capital gains or losses unless the option is exercised, in which case the character of the gain or loss is determined by the holding period of the underlying security. The Code contains certain "straddle" rules which require deferral of losses incurred in certain transactions involving hedged positions to the extent the Fund has unrealized gains in offsetting positions and generally terminate the holding period of the subject position. Additional information is set forth in the Statement of Additional Information.

  The foregoing is a brief summary of some of the federal income tax considerations affecting the Fund and its investors who are U.S. residents or U.S. corporations. Investors should consult their tax advisers for more detailed tax advice including state and local tax considerations. Foreign investors should consult their own counsel for further information as to the U.S. and their country of residence or citizenship tax consequences of receipt of dividends and distributions from the Fund.

  PENNSYLVANIA PERSONAL PROPERTY TAX. The Fund obtained a written letter of determination from the Pennsylvania Department of Revenue that the Fund will be subject to the Pennsylvania foreign franchise and corporate net income tax upon initiating its intended business activities in Pennsylvania, and that accordingly, Fund shares will be exempt from the Pennsylvania personal property taxes. The Fund anticipates that it will continue such business activities but reserves the right to suspend them at any time, resulting in the termination of the exemption. The Fund maintains an office at Mellon Bank Center, Suite 1300, 1735 Market Street, Philadelphia, PA 19103.

------------------------------------------------------------------------------
FUND PERFORMANCE
------------------------------------------------------------------------------

  From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one, five, and ten year periods. Other total return quotations, aggregate or average, over other time periods may also be included.

  The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes a maximum sales charge of 4.75% for Class A shares); that all income dividends or capital gains distributions during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Since shares of the Fund were offered at a maximum sales charge of 6.75% prior to June 12, 1989, actual Fund total return would have been somewhat less than that computed on the basis of the current maximum sales charge. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Fund or to reflect the fact no 12b-1 fees were incurred prior to October 1, 1989.

  Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

  In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding.

  For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.

  The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

  Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the Fund. For example, the high yields of lower rated bonds in which the Fund invests reflect the risk that the value of the bonds may be impaired in a financial restructuring or default by the issuer. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  Yield and total return are calculated separately for Class A, Class B and Class C shares. Class A total return figures include the maximum sales charge of 4.75%; Class B and Class C total return figures include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each of the classes will differ.

  From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. It differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return, which is a measure of the income actually earned by, plus the effect of any realized and unrealized appreciation or depreciation of, such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

  In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the ratings or rankings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds, with the Consumer Price Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance Magazine, Money, Mutual Fund Forcaster, Stanger's Investment Advisor, USA Today, U.S. News & World Report and The Wall Street Journal. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce Fund performance. The Fund will include performance data for Class A, Class B and Class C shares of the Fund in any advertisement or information including performance data of the Fund.

  The Fund may also utilize performance information in hypothetical illustrations provided in narrative form. These hypotheticals will be accompanied by the standard performance information required by the SEC as described above.

  The Fund's Annual Report contains additional performance information. A copy of the Annual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover page of this Prospectus.

------------------------------------------------------------------------------
DESCRIPTION OF SHARES OF THE FUND
------------------------------------------------------------------------------

  The Fund was originally incorporated in Texas on July 11, 1978, re-incorporated by merger into a Maryland corporation on July 2, 1992 and reorganized on August 5, 1995, under the laws of the state of Delaware as a business entity commonly known as a "Delaware business trust." It is authorized to issue an unlimited number of Class A, Class B and Class C shares of beneficial interest of $0.01 par value. Other classes of shares may be established from time to time in accordance with provisions of the Fund's Declaration of Trust. Shares issued by the Fund are fully paid, non-assessable and have no preemptive or conversion rights.

  The Fund currently offers three classes, designated Class A shares, Class B shares and Class C shares. Each class of shares represents an interest in the same assets of the Fund and generally are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee. See "Distribution Plans."

  The Fund is permitted to issue an unlimited number of classes. Each class of share is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. There are no conversion, preemptive or other subscription rights, except with respect to the conversion of Class B shares and Class C shares into Class A shares as described above. In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debt and expenses of the Fund have been paid. Since Class B shares and Class C shares pay higher distribution expenses, the liquidation proceeds to Class B shareholders and Class C shareholders are likely to be lower than to other shareholders.

  The Fund does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. More detailed information concerning the Fund is set forth in the Statement of Additional Information.

  The Fund's Declaration of Trust provides that no Trustee, officer or shareholder of the Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or liability of the Fund but the assets of the Fund only shall be liable.

------------------------------------------------------------------------------
ADDITIONAL INFORMATION
------------------------------------------------------------------------------

  This Prospectus and the Statement of Additional Information do not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

  An investment in the Fund may not be appropriate for all investors.

  The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Fund.

  An investment in the Fund is intended to be a long-term investment, and should not be used as a trading vehicle.

------------------------------------------------------------------------------
APPENDIX -- DESCRIPTION OF BOND RATINGS
------------------------------------------------------------------------------

MOODY'S INVESTORS SERVICE

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Nonrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

  Should no rating be assigned, the reason may be one of the following:

  1.  An application for rating was not received or accepted.

  2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

  3.  There is a lack of essential data pertaining to the issue or issuer.

  4. The issue was privately placed, in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

  Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believe possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1 and B 1.

STANDARD & POOR'S CORPORATION

  AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

  A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

  BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

  BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

  CI: The rating CI is reserved for income bonds on which no interest is being paid.

  D: Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

  Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

PREFERRED STOCK RATINGS

  Both Moody's and Standard & Poor's use the same designations for corporate bonds as they do for preferred stock, except in the case of Moody's preferred stock ratings, the initial letter rating is not capitalized. While the descriptions are tailored for preferred stocks, the relative quality distinctions are comparable to those described above for corporate bonds.

EXISTING SHAREHOLDERS--
FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE CALL
THE FUND'S TOLL-FREE
NUMBER--(800) 421-5666

PROSPECTIVE INVESTORS--CALL
YOUR BROKER OR (800) 421-5666

DEALERS--FOR DEALER
INFORMATION, SELLING
AGREEMENTS, WIRE ORDERS,
OR REDEMPTIONS CALL THE
DISTRIBUTOR'S TOLL-FREE
NUMBER--(800) 421-5666

FOR SHAREHOLDER AND
DEALER INQUIRIES THROUGH
TELECOMMUNICATIONS
DEVICE FOR THE DEAF (TDD)
DIAL (800) 772-8889

FOR TELEPHONE TRANSACTIONS
DIAL (800) 421-5684
VAN KAMPEN AMERICAN CAPITAL
HIGH INCOME CORPORATE BOND FUND

------------------
2800 Post Oak Blvd.
Houston, TX 77056

------------------
Investment Adviser

VAN KAMPEN AMERICAN CAPITAL
ASSET MANAGEMENT, INC.
2800 Post Oak Blvd.
Houston, TX 77056

Distributor

VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Transfer Agent

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, MO 64141-9256

Custodian

STATE STREET BANK AND
TRUST COMPANY
225 Franklin Street, P.O. Box 1713
Boston, MA 02105-1713
Attn: Van Kampen American Capital Funds

Legal Counsel

O'MELVENY & MYERS
400 South Hope Street
Los Angeles, CA 90071

Independent Accountants

PRICE WATERHOUSE LLP
1201 Louisiana, Suite 2900
Houston, TX 77002

                             HIGH INCOME CORPORATE
                                   BOND FUND

 ------------------------------------------------------------------------------

                              P R O S P E C T U S

                               DECEMBER 27, 1995


        ------  A WEALTH OF KNOWLEDGE - A KNOWLEDGE OF WEALTH  ------
                          VAN KAMPEN AMERICAN CAPITAL
    ------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

                          VAN KAMPEN AMERICAN CAPITAL
                        HIGH INCOME CORPORATE BOND FUND


                               DECEMBER 27, 1995



     This Statement of Additional Information is not a Prospectus but contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Statement of Additional Information and the related Prospectus are both dated December 27, 1995. A Prospectus may be obtained without charge by calling or writing Van Kampen American Capital Distributors, Inc. at One Parkview Plaza, Oakbrook Terrace, Illinois 60181 at (800) 421-5666.


                               TABLE OF CONTENTS


                                                                                    PAGE
                                                                                    ----
    GENERAL INFORMATION.........................................................      2
    INVESTMENT OBJECTIVES AND POLICIES..........................................      2
    INVESTMENT RESTRICTIONS.....................................................      9
    TRUSTEES AND EXECUTIVE OFFICERS.............................................     10
    INVESTMENT ADVISORY AGREEMENT...............................................     15
    DISTRIBUTOR.................................................................     16
    DISTRIBUTION PLANS..........................................................     16
    TRANSFER AGENT..............................................................     18
    PORTFOLIO TURNOVER..........................................................     18
    PORTFOLIO TRANSACTIONS AND BROKERAGE........................................     18
    DETERMINATION OF NET ASSET VALUE............................................     19
    PURCHASE AND REDEMPTION OF SHARES...........................................     19
    EXCHANGE PRIVILEGE..........................................................     23
    CHECK WRITING PRIVILEGE.....................................................     24
    DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES..................................     24
    FUND PERFORMANCE............................................................     26
    OTHER INFORMATION...........................................................     26
    FINANCIAL STATEMENTS........................................................     27

GENERAL INFORMATION


     Van Kampen American Capital High Income Corporate Bond Fund, formerly known as American Capital High Yield Investments, Inc. (the "Fund"), was originally incorporated in Texas on July 11, 1978, reincorporated in Maryland on July 2, 1992 and reorganized under the laws of Delaware on August 5, 1995.


     Van Kampen American Capital Asset Management, Inc. (the "Adviser"), Van Kampen American Capital Distributors, Inc. (the "Distributor"), and ACCESS Investor Services, Inc. ("ACCESS") are wholly owned subsidiaries of Van Kampen American Capital, Inc. ("VKAC"), which is a wholly owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is controlled, through the ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C&D L.P."), a Connecticut limited partnership. C&D L.P. is managed by Clayton, Dubilier & Rice, Inc. a New York based private investment firm. The General Partner of C&D L.P. is Clayton & Dubilier Associates IV Limited Partnership ("C&D Associates L.P."). The general partners of C&D Associates L.P. are Joseph L. Rice, III, B. Charles Ames, William A. Barbe, Alberto Cribiore, Donald J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe and Andrall E. Pearson, each of whom is a principal of Clayton, Dubilier & Rice, Inc. In addition, certain officers, directors and employees of VKAC own, in the aggregate, not more than seven percent of the common stock of VK/AC Holding, Inc. and have the right to acquire, upon the exercise of options, approximately an additional 11% of the common stock of VK/AC Holding, Inc. Advantage Capital Corporation, a retail broker-dealer affiliate of the Distributor, is a wholly owned subsidiary of VK/AC Holding, Inc.

     VKAC offers one of the industry's broadest lines of investments -- encompassing mutual funds, closed-end funds and unit investment trusts -- and is currently the nation's 5th largest broker-sold mutual fund group according to Strategic Insight, July 1995. VKAC's roots in money management extend back to 1926. Today, we manage or supervise more than $50 billion in mutual funds, closed-end funds and unit investment trusts -- assets which have been entrusted to VKAC in more than 2 million investor accounts. VKAC has one of the largest research teams (outside of the rating agencies) in the country, with 86 analysts devoted to various specializations. Each of our high yield analysts, based either in San Francisco, Chicago, Houston or Boston, has the responsibility to cover a specific region of the country. This regional focus enables each high yield analyst to provide more specialized coverage of the market and alert the portfolio manager to issues of local importance.


     As of December 6, 1995, no person was known by the Fund to own beneficially or of record as much as five percent of the Class A, Class B or Class C shares of the Fund except as follows: 5.18% of the outstanding Class C shares of the Fund were owned of record by Smith Barney Inc., 388 Greenwich Street, New York, New York 10013-2375; and 26.53% of the outstanding Class A shares, 15.48% of the outstanding Class B shares and 7.42% of the outstanding Class C shares were owned of record by American Capital Trust Company, 2800 Post Oak Boulevard, Houston, Texas 77056, acting as Custodian for certain employee benefit plans and individual retirement accounts.


INVESTMENT OBJECTIVES AND POLICIES

     The following disclosures supplement disclosures set forth under the same caption in the Prospectus and do not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

     Lower rated and comparable nonrated securities tend to offer higher yields than higher rated securities with the same maturities because the historical conditions of the issuers of lower rated securities may not have been as strong as that of other issuers. The Adviser, however, believes that such ratings are not necessarily an accurate reflection of the current financial condition of the issuers because they may be based upon considerations taken into account at the time such ratings were assigned, rather than upon subsequent developments affecting such issuers. Moreover, ratings categories tend to be broad, so that there may be significant variations among the financial condition of issuers within the same category. For these reasons, the Adviser may rely more on its own analysis in determining which securities offer the best opportunities for higher yields without unreasonable risks. Therefore, the achievement of the Fund's objectives will depend more on the Adviser's analytical and portfolio management skills than would be the case if greater reliance were placed on ratings assigned by the rating services. The Adviser's analysis will focus on a number of factors affecting the financial condition of a company; including the strength of its management; the financial soundness of the company and the outlook of its industry; the security's responsiveness to changes in interest rates and business conditions; the cash flow of the company; dividend or interest coverage; and the fair market value of the company's assets. In addition, the Adviser evaluates each individual debt security for credit quality and value. In making portfolio decisions for the Fund, the Adviser will attempt to identify higher yielding securities of companies whose financial condition has improved since the issuance of such securities, or is anticipated to improve in the future.

     The Fund may invest up to 20% of its total assets in common stocks or other equity securities and in non-income producing securities. See "Investment Objectives and Policies" in the Prospectus.

     When market conditions dictate a more "defensive" investment strategy, the Fund may invest on a temporary basis up to all of its assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and short-term money market instruments. Under normal market conditions the yield on these securities will tend to be lower than the yield on other securities to be purchased by the Fund.

     As noted above, the Fund may invest in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Government, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government, (c) discretionary authority of the U.S. Government agency or instrumentality, or (d) the credit of the instrumentality. Such agencies or instrumentalities include, but are not limited to, the Federal National Mortgage Association, the Government National Mortgage Association, Federal Land Banks, and the Farmer's Home Administration.

ADDITIONAL RISKS OF LOWER RATED DEBT SECURITIES

     Additional risks of lower rated debt securities include limited liquidity and secondary market support. As a result, the prices of lower rated debt securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer, an industry or lower rated debt securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. Reduced liquidity could also create difficulties in accurately valuing such securities at certain times. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. The Fund will take such actions as it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer or any debt security owned by the Fund or the underlying source of funds for debt service. Such action may include retaining the services of various persons and firms to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by the Fund as a result of any such event. The Fund incurs additional expenditures in taking protective action with respect to Fund obligations in default and assets securing such obligations. Investment in lower rated debt securities are not generally meant for short-term investment.

LENDING OF SECURITIES

     Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to broker-dealers and other financial institutions provided that such loans are callable at any time by the Fund, and are at all times secured by cash collateral that is at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the interest and dividends on the loaned securities, while at the same time earning interest on the collateral which will be invested in short-term obligations. The Fund pays lending fees and custodial fees in connection with loans of its securities. There is no assurance as to the extent to which securities loans can be effected.

     A loan may be terminated by the borrower on one business day's notice, or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the consideration which can be earned from such loans is believed to justify the attendant risks. On termination of the loan, the borrower is required to return the securities to the Fund; any gain or loss in the market price during the loan would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan.

SECURITIES OF FOREIGN ISSUERS

     In addition to the policies set forth in the Prospectus, the Fund may also invest up to ten percent of its total assets in foreign currency denominated debt securities; however, the Fund will not engage in such activity unless it has been first authorized to do so by its Trustees.

REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements with domestic banks or broker-dealers. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. Repurchase agreements are collateralized by the underlying debt securities and may be considered to be loans under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities mark to market daily at not less than the repurchase price. The underlying securities (securities of the U.S. Government, or its agencies and instrumentalities), may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. See "Investment Practices -- Repurchase Agreements" in the Prospectus for further information.

BRADY BONDS

     The Fund may invest in "Brady Bonds," which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds recently have been issued by the governments of Costa Rica, Mexico, Nigeria, Uruguay and Venezuela, and are expected to be issued by Argentina, Brazil and the Philippines and other emerging market countries. Brady Bonds issued by Mexico and Venezuela currently are rated below investment grade. Investors should recognize that Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the secondary market for Latin American debt. The Salomon Brothers Brady Bond Index provides a benchmark that can be used to compare returns of emerging market Brady Bonds with returns in other bond markets, e.g., the U.S. bond market.

     The Fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year of rolling interest payments based on the applicable interest rate at that time, and is adjusted at regular intervals thereafter.

OPTIONS, FUTURES CONTRACTS AND RELATED OPTIONS

WRITING CALL AND PUT OPTIONS

     Purpose. The principal reason for writing options is to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. Such current return could be expected to fluctuate because premiums earned from an option writing program and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Actively writing options on portfolio securities is likely to result in a substantially higher portfolio turnover rate than that of most other investment companies.

     Writing Options. The purchaser of a call option pays a premium to the writer (i.e., the seller) for the right to buy the underlying security from the writer at a specified price during a certain period. The Fund would write call options only on a covered basis, which means that, at all times during the option period, the Fund would own or have the right to acquire securities of the type that it would be obligated to deliver if any outstanding option were exercised.

     The purchaser of a put option pays a premium to the writer (i.e., the seller) for the right to sell the underlying security to the writer at a specified price during a certain period. The Fund would write put options only on a secured basis, which means that, at all times during the option period, the Fund would maintain in a segregated account with its Custodian cash, cash equivalents or U.S. Government securities in an amount of not less than the exercise price of the option, or would hold a put on the same underlying security at an equal or greater exercise price.

     Closing Purchase Transactions and Offsetting Transactions. In order to terminate its position as a writer of a call or put option, the Fund could enter into a "closing purchase transaction," which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously written by the Fund. The Fund would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is less (greater) than the premium it received on the sale of the option. The Fund would also realize a gain if an option it has written lapses unexercised.

     The Fund could write options that are listed on an exchange as well as options which are privately negotiated in over-the-counter transactions. A Fund could close out its position as a writer of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, the Fund could purchase an offsetting option, with would not close out its position as a writer, but would provide an asset of equal value to its obligations under the option written. If the Fund is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has written, it will be required to maintain the securities subject to the call or the collateral underlying the put until a closing purchase transaction can be entered into (or the option is exercised or expires), even though it might not be advantageous to do so.

     Risks of Writing Options. By writing a call option, the Fund loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by writing a put option a Fund might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others, regardless of whether such options are written on one or more accounts or through one or more brokers. An exchange may order the liquidation of positions found to be in violation of those limits, and it may impose other sanctions or restrictions. These position limits may restrict the number of options the Fund may be able to write.

PURCHASING CALL AND PUT OPTIONS

     The Fund could purchase call options to protect (i.e., hedge) against anticipated increases in the prices of securities it wishes to acquire. Alternatively, call options could be purchased for capital appreciation. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Fund could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, the Fund would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.

     Conversely, put options could be purchased to protect (i.e., hedge) against anticipated declines in the market value of either specific portfolio securities or of the Fund's assets generally. Alternatively, put options could be purchased for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options.

     In any case, the purchase of options for capital appreciation would increase the Fund's volatility by increasing the impact of changes in the market price of the underlying securities on the Fund's net asset value.

FUTURES CONTRACTS

     The Fund may engage in transactions involving futures contracts and related options in accordance with the rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which the Fund is exempt from registration as a "commodity pool."

     An interest rate futures contract is an agreement pursuant to which a party agrees to take or make delivery of a specified debt security (such as U.S. Treasury bonds or notes) at a specified future time and at a specified price.

     Initial and Variation Margin. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the Fund is required to deposit with its Custodian in an account in the broker's name an amount of cash, cash equivalents or liquid high grade debt securities equal to not more than five percent of the contract amount. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the underlying securities fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.

     For example, when the Fund purchases a futures contract and the price of the underlying security rises, that position increases in value, and the Fund receives from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund purchases a futures contract and the value of the underlying security declines, the position is less valuable, and the Fund is required to make a variation margin payment to the broker.

     At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

     Futures Strategies. When the Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is not fully invested ("anticipatory hedge"). Such purchase of a futures contract serves as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's securities ("defensive hedge"). To the extent that the Fund's portfolio of securities changes in value in correlation with the underlying security, the sale of futures contracts substantially reduces the risk to the Fund of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Fund with attendant transaction costs.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in listed options, futures or related options, the Fund could experience delays and/or losses in liquidating open positions purchased and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

     Special Risks Associated with Futures Transactions. There are several risks connected with the use of futures contracts as a hedging device. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities, the risk of market distortion, the illiquidity risk and the risk or error in anticipating price movement.

     There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for the imperfect correlation, the Fund could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities underlying the futures contract. Conversely, the Fund could buy or sell futures contracts in a lesser dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities underlying the futures contract. It is also possible that the value of futures contracts held by the Fund could decline at the same time as portfolio securities being hedged; if this occurred, the Fund would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

     There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities underlying the futures contract due to certain market distortions. First, all participants in the futures market are subject to margin depository and maintenance requirements. Rather than meet additional margin depository requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures market and the securities underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of price distortion in the futures markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction judged over a very short time frame.

     There is also the risk that futures markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Fund intends to purchase or sell futures only on exchanges and bonds of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures position and, in the event of adverse price movement, the Fund would continue to be required to make daily payments of variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Fund would lose the benefit of the appreciation in value of the securities.

     Successful use of futures is also subject to the Adviser's ability to correctly predict the direction of movements in the market. For example, if the Fund hedges against a decline in the market, and market prices instead advance, the Fund will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Fund has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so in order to meet the daily variation margin.

     CFTC regulations require, among other things, (i) that futures and related options be used solely for bona fide hedging purposes (or meet certain conditions as specified in CFTC regulations) and (ii) that the Fund not enter into futures and related options for which the aggregate initial margin and premiums exceed five percent of the fair market value of the Fund's assets. In order to minimize leverage in connection with the purchase of futures contracts by the Fund, an amount of cash, cash equivalents or liquid high grade debt securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account with the Custodian.

OPTIONS ON FUTURES CONTRACTS

     The Fund could also purchase and write options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, the Fund would be subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the Fund are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Fund could purchase put options on futures contracts in lieu of, and for the same purpose as, it could sell a futures contract. The purchase of call options on futures contracts would be intended to serve the same purpose as the actual purchase of the futures contract.

     Risks of Transactions in Options on Futures Contracts. In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures. The Adviser will not purchase options on futures on any exchange unless in the Adviser's opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures, the purchase of options on futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances, such as when there is no movement in the price of the underlying security, when the use of any option on a future would result in a loss to the Fund when the use of a future would not.

ADDITIONAL RISKS TO OPTIONS AND FUTURES TRANSACTIONS

     Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

INVESTMENT RESTRICTIONS

     The Fund has adopted the following restrictions which may not be changed without the approval of the holders of a majority of its outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the voting securities present in person or by proxy at the meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. These restrictions provide that the Fund shall not:

      1. Borrow money, except that the Fund may borrow for temporary purposes in amounts not exceeding five percent of the market or other fair value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed). Secured temporary borrowings may take the form of reverse repurchase agreements, pursuant to which the Fund would sell portfolio securities for cash and simultaneously agree to repurchase such securities at a specified date for the same amount of cash plus an interest component. Pledge its assets or assign or otherwise encumber them in excess of 3.25% of its net assets (taken at market value at the time of pledging) and then only to secure borrowings effected within the limitations set forth in the preceding sentence. Notwithstanding the foregoing, the Fund may engage in transactions in options, futures contracts and related options and make margin deposits and payments in connection therewith.

      2. Engage in the underwriting of securities except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

      3. Make short sales of securities, but it may engage in transactions in options, futures contracts, and related options.

      4. Purchase securities on margin, except for such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and it may engage in transactions in options, futures contracts and related options and make margin deposits and payments in connection therewith.

      5. Purchase or sell real estate, although it may purchase securities of issuers which engage in real estate operations, securities which are secured by interests in real estate, or securities representing interests in real estate.

      6. Purchase or sell commodities or commodity futures contracts, except that the Fund may enter into transactions in futures contracts and related options.

      7. Make loans of money or securities, except (a) by the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) by investment in repurchase agreements (see "Repurchase Agreements"); or (c) by lending its portfolio securities, subject to limitations described elsewhere in this Statement of Additional Information (see "Investment Objectives and Policies -- Lending of Securities").

      8. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

      9. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

     10. Invest for the purpose of exercising control or management of another company.

     11. Invest in securities of any company if, to the knowledge of the Fund, any officer or director of the Fund or of the Adviser owns more than one half of one percent of the outstanding securities of such company, and such officers and directors who own more than one half of one percent own in the aggregate more than five percent of the outstanding securities of such company.

     12. Invest more than five percent of the market or other fair value of its assets in warrants, or more than two percent of such value in warrants which are not listed on the New York or American Stock Exchanges. Warrants attached to other securities are not subject to these limitations.

     13. Invest more than 15% of its net assets (determined at the time of investment) in illiquid securities and repurchase agreements which have a maturity of longer than seven days.

     14. With respect to 75% of its assets, invest more than five percent of its assets in the securities of any one issuer (except the U.S. Government) or purchase more than ten percent of the outstanding voting securities, or more than ten percent of any class of securities, of any one issuer.

     15. Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the U.S. Government).

     16. Invest more than five percent of its total assets in companies having a record, together with predecessors, of less than three years of continuous operation.

     17. Invest more than 20% of its total assets in U.S. currency denominated issues of foreign governments and other foreign issuers, or invest more than ten percent of its total assets in securities which are payable in currencies other than U.S. dollars.

     18. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (i) making and collateralizing any permitted borrowings, (ii) making any permitted loans of its portfolio securities, or (iii) entering into repurchase agreements, utilizing options, futures contracts, options on futures contracts and other investment strategies and instruments that would be considered "senior securities" but for the maintenance by the Fund of a segregated account with its custodian or some other form of "cover".

     In addition to the foregoing, the Fund has undertaken to a certain state that at least 30 days prior to any change by the Fund in its investment objective, the Fund will provide written notice to all of its shareholders in that state regarding such proposed change.

TRUSTEES AND EXECUTIVE OFFICERS

     The Fund's Trustees and Executive Officers and their principal occupations for the past five years are listed below.

                                    TRUSTEES


                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
J. Miles Branagan.................. Co-founder, Chairman, Chief Executive Officer and
Strafford Hall                      President of MDT Corporation, a company which develops,
Suite 200                           manufactures, markets and services medical and scientific
1009 Slater Road                    equipment. A Trustee of each of the Van Kampen American
Harrisville, NC 27560               Capital Funds.
  Age: 63
Philip P. Gaughan.................. Prior to February, 1989, Managing Director and Manager of
9615 Torresdale Avenue              Municipal Bond Department, W. H. Newbold's Sons & Co. A
Philadelphia, PA 19114              Trustee of each of the Van Kampen American Capital Funds.
  Age: 67
Linda Hutton Heagy................. Managing Partner, Paul Ray Berndston, an executive
10 South Riverside Plaza            recruiting and management consulting firm. Formerly,
Suite 720                           Executive Vice President of ABN AMRO, N.A., a Dutch bank
Chicago, IL 60606                   holding company. Prior to 1992, Executive Vice President
  Age: 46                           of La Salle National Bank. A Trustee of each of the Van
                                    Kampen American Capital Funds.

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
Roger Hilsman...................... Professor of Government and International Affairs
251-1 Hamburg Cove                  Emeritus, Columbia University. A Trustee of each of the
Lyme, CT 06371                      Van Kampen American Capital Funds.
  Age: 76
R. Craig Kennedy................... President and Director, German Marshall Fund of the
1341 E. 50th Street                 United States. Formerly, advisor to the Dennis Trading
Chicago, IL 60615                   Group Inc. Prior to 1992, President and Chief Executive
  Age: 43                           Officer, Director and member of the Investment Committee
                                    of the Joyce Foundation, a private foundation. A Trustee
                                    of each of the Van Kampen American Capital Funds.
Donald C. Miller................... Prior to 1992, Director of Royal Group, Inc., a company
415 North Adams                     in insurance related businesses. Formerly Vice Chairman
Hinsdale, IL 60521                  and Director of Continental Illinois National Bank and
  Age: 75                           Trust Company of Chicago and Continental Illinois
                                    Corporation. A Trustee of each of the Van Kampen American
                                    Capital Funds and Chairman of each Van Kampen American
                                    Capital Fund advised by Van Kampen American Capital
                                    Investment Advisory Corp.
Jack E. Nelson..................... President of Nelson Investment Planning Services, Inc., a
423 Country Club Drive              financial planning company and registered investment
Winter Park, FL 32789               adviser. President of Nelson Investment Brokerage
  Age: 59                           Services Inc., a member of the National Association of
                                    Securities Dealers, Inc. ("NASD") and Securities
                                    Investors Protection Corp. A Trustee of each of the Van
                                    Kampen American Capital Funds.
Don G. Powell*..................... President, Chief Executive Officer and a Director of
2800 Post Oak Blvd.                 VK/AC Holding, Inc. and Van Kampen American Capital and
Houston, TX 77056                   Chairman, Chief Executive Officer and a Director of the
  Age: 56                           Distributor, and the Adviser. Director and Executive Vice
                                    President of ACCESS, Van Kampen American Capital
                                    Services, Inc. and Van Kampen American Capital Trust
                                    Company. Director, Trustee or Managing General Partner of
                                    each of the Van Kampen American Capital Funds and other
                                    open-end investment companies and closed-end investment
                                    companies advised by the Adviser and its affiliates.
David Rees......................... Contributing Columnist and, prior to 1995, Senior Editor
1601 Country Club Drive             of Los Angeles Business Journal. A Director of Source
Glendale, CA 91208                  Capital, Inc., an investment company unaffiliated with
  Age: 72                           Van Kampen American Capital. A Director and the Second
                                    Vice President of International Institute of Los Angeles.
                                    A Trustee of each of the Van Kampen American Capital
                                    Funds.
Jerome L. Robinson................. President of Robinson Technical Products Corporation, a
115 River Road                      manufacturer and processor of welding alloys, supplies
Edgewater, NJ 07020                 and equipment. Director of Pacesetter Software, a
  Age: 73                           software programming company specializing in white collar
                                    productivity. Director of Panasia Bank. A Trustee of each
                                    of the Van Kampen American Capital Funds.

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
Lawrence J. Sheehan*............... Of Counsel to and formerly Partner (from 1969 to 1994) of
1999 Avenue of the Stars            the law firm of O'Melveny & Myers, legal counsel to the
Suite 700                           Fund. Director, FPA Capital Fund, Inc.; FPA New Income
Los Angeles, CA 90067               Fund, Inc.; FPA Perennial Fund, Inc.; Source Capital,
  Age: 63                           Inc.; and TCW Convertible Security Fund, Inc., investment
                                    companies unaffiliated with Van Kampen American Capital.
                                    A Trustee of each of the Van Kampen American Capital
                                    Funds.
Fernando Sisto..................... George M. Bond Chaired Professor and, prior to 1995, Dean
Stevens Institute                   of Graduate School and Chairman, Department of Mechanical
  of Technology                     Engineering, Stevens Institute of Technology. Director of
Castle Point Station                Dynalysis of Princeton, a firm engaged in engineering
Hoboken, NJ 07030                   research. A Trustee of each of the Van Kampen American
  Age: 71                           Capital Funds and Chairman of the Van Kampen American
                                    Capital Funds advised by the Adviser.
Wayne W. Whalen*................... Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive               & Flom, legal counsel to certain of the Van Kampen
Chicago, IL 60606                   American Capital Funds. A Trustee of each of the Van
  Age: 56                           Kampen American Capital Funds. He also is a Trustee of
                                    the Van Kampen Merritt Series Trust and closed-end
                                    investment companies advised by an affiliate of the
                                    Adviser.
William S. Woodside................ Vice Chairman of the Board of LSG Sky Chefs, Inc., a
712 Fifth Avenue                    caterer of airline food. Formerly, Director of Primerica
40th Floor                          Corporation (currently known as The Traveler's Inc.).
New York, NY 10019                  Formerly, Director of James River Corporation, a producer
  Age: 73                           of paper products. Trustee, and former President of
                                    Whitney Museum of American Art. Formerly, Chairman of
                                    Institute for Educational Leadership, Inc., Board of
                                    Visitors, Graduate School of The City University of New
                                    York, Academy of Political Science. Trustee of Committee
                                    for Economic Development. Director of Public Education
                                    Fund Network, Fund for New York City Public Education.
                                    Trustee of Barnard College. Member of Dean's Council,
                                    Harvard School of Public Health. Member of Mental Health
                                    Task Force, Carter Center. A Trustee of each of the Van
                                    Kampen American Capital Funds.


* Such Trustees are "interested persons" (within the meaning of Section 2(a)(19) of the Investment Company Act of 1940). Mr. Powell is an interested person of the Adviser and the Fund by reason of his position with the Adviser. Mr. Sheehan and Mr. Whalen are interested persons of the Adviser and the Fund by reason of their firms having acted as legal counsel to the Adviser or an affiliate thereof.

  The Fund's officers other than Messrs. McDonnell and Nyberg are located at 2800 Post Oak Blvd., Houston, TX 77056. Messrs. McDonnell and Nyberg are located at One Parkview Plaza, Oakbrook Terrace, IL 60181.

                                    OFFICERS


                                 POSITIONS AND                    PRINCIPAL OCCUPATIONS
      NAME AND AGE             OFFICES WITH FUND                   DURING PAST 5 YEARS
-------------------------  --------------------------  -------------------------------------------
Ellis S. Bigelow.........  Vice President              Senior Vice President of the Adviser.
  Age: 42
Tanya M. Loden...........  Vice President and          Vice President and Controller of most of
  Age: 36                  Controller                  the investment companies advised by the
                                                       Adviser, formerly Tax Manager/Assistant
                                                       Controller.
Dennis J. McDonnell......  Vice President              President, Chief Operating Officer and a
  Age: 53                                              Director of the Adviser. Director of VK/AC
                                                       Holding, Inc. and Van Kampen American
                                                       Capital.
Curtis W. Morell.........  Vice President and          Vice President and Treasurer of most of the
  Age: 49                  Treasurer                   investment companies advised by the
                                                       Adviser.
Ronald A. Nyberg.........  Vice President              Executive Vice President, General Counsel
  Age: 42                                              and Secretary of Van Kampen American
                                                       Capital. Executive Vice President and a
                                                       Director of the Distributor. Executive Vice
                                                       President and General Counsel of the
                                                       Adviser. Director of ICI Mutual Insurance
                                                       Co., a provider of insurance to members of
                                                       the Investment Company Institute.
Robert C. Peck, Jr.......  Vice President              Executive Vice President and Director of
  Age: 49                                              the Adviser.
Paul R. Wolkenberg.......  Vice President              Executive Vice President of the Adviser.
  Age: 51                                              President, Chief Operating Officer and
                                                       Director of Van Kampen American Capital
                                                       Services, Inc. Executive Vice President,
                                                       Chief Operating Officer and Director of Van
                                                       Kampen American Capital Trust Company.
                                                       Executive Vice President and Director of
                                                       ACCESS.



     During the last fiscal year the Trustees who were not affiliated with the Adviser or its parent received as a group $18,226 in Trustees' fees from the Fund in addition to certain out-of-pocket expenses. Such Trustees also received compensation for serving as trustees or directors of other investment companies advised by the Adviser. For legal services rendered during the last fiscal year the Fund paid legal fees of $13,632 to the law firm of O'Melveny & Myers, of which Mr. Sheehan is Of Counsel. The firm also serves as legal counsel to other Van Kampen American Capital Funds.



     Additional information regarding compensation paid by the Fund and the related mutual funds for which the Trustees serve as trustees is set forth below. The compensation shown for the Fund is for the most recent fiscal year and the total compensation shown for the Fund and other related mutual funds is for the calendar year ended December 31, 1994.

                             COMPENSATION TABLE(1)


                                                                           PENSION
                                                                           OR             TOTAL
                                                                           RETIREMENT    COMPENSATION
                                                                           BENEFITS       FROM
                                                                           ACCRUED       REGISTRANT
                                                                            AS             AND
                                                            AGGREGATE      PART           FUND
                                                            COMPENSATION    OF           COMPLEX
                                                             FROM          FUND          PAID TO
                     NAME OF PERSON                         REGISTRANT     EXPENSES(6)   DIRECTORS(5)(7)
---------------------------------------------------------   ------         -----         -------
J. Miles Branagan........................................   $2,185           -0-         $64,000
Dr. Richard E. Caruso(3).................................    2,190(2)        -0-          64,000
Dr. Roger Hilsman........................................    2,290           -0-          66,000
David Rees(3)............................................    2,185           -0-          64,000
Lawrence J. Sheehan......................................    2,290           -0-          67,000
Dr. Fernando Sisto(3)....................................    2,805(2)        -0-          82,000
William S. Woodside(4)...................................    1,635           -0-          18,000


---------------


(1) Mr. Powell, a trustee of the Fund, is an affiliated person of the Adviser and is not eligible for compensation or retirement benefits from the Fund. Messrs. Gaughan, Kennedy, Miller, Nelson, Robinson and Whalen were elected as trustees of the Fund at a shareholders meeting held July 21, 1995 and received no compensation or retirement benefits from the Fund during its fiscal year ended August 31, 1995. Ms. Heagy was appointed as a trustee of the Fund at a meeting of the Board of Trustees on September 7, 1995 and received no compensation or retirement benefits from the Fund during its fiscal year ended August 31, 1995.



(2) Amount reflects deferred compensation of $2,190 and $1,525 for Messrs. Caruso and Sisto, respectively.



(3) Messrs. Caruso, Rees and Sisto have deferred compensation in the past. The cumulative deferred compensation paid by the Fund is as follows: Caruso, $8,671; Rees, $30,134; Sisto, $13,290.



(4) Prior to October 6, 1994, Mr. Woodside's compensation was paid by the Adviser. With respect to columns 2 and 4, $490 and $36,000, respectively, was paid by the Adviser directly.


(5) Includes the following amounts for which the various Portfolios were reimbursed by the Adviser -- Branagan, $2,000; Caruso, $2,000; Hilsman, $1,000; Rees, $2,000; Sheehan, $2,000; Sisto, $2,000; Woodside, $1,000 (Mr.
    Woodside was paid $36,000 directly by the Adviser as discussed in footnote 4 above).


(6) The amounts in this column are the retirement benefits accrued during the Fund's fiscal year ended August 31, 1995.



(7) As of December 31, 1994, the Fund Complex consisted of 29 mutual funds advised by the Adviser which had the same members on each funds' Board of Trustees. The amounts shown in this column are accumulated from the Aggregate Compensation of each of these 29 mutual funds in the Fund Complex during the calendar year ended December 31, 1994. The Adviser also serves as investment adviser for other investment companies; however, with the exception of Mr. Powell, such investment companies do not have the same trustees as the Fund Complex.



     As of December 6, 1995, the trustees and officers as a group own less than 1% of the shares of the Fund.



     No officer or trustee of the Fund owns or would be able to acquire 5% of more of the common stock of VK/AC Holding, Inc.


     Beginning July 21, 1995, the Fund pays each trustee who is not affiliated with the Adviser, the Distributor or VKAC an annual retainer of $1,255 and a meeting fee of $36 per Board meeting plus expenses. No additional fees are paid for committee meetings or to the chairman of the board. In order to alleviate an additional expense that might be caused by the new compensation arrangement, the trustees have approved a reduction in the compensation per trustee and have agreed to an aggregate annual compensation cap with respect to the combined fund complex of $84,000 per trustee until December 31, 1996, based upon the net assets and the number of Van Kampen American Capital funds as of July 21, 1995 (except that Mr. Whalen, who is a trustee of 34 closed-end funds advised by an affiliate of the Adviser, would receive an additional

$119,000 for serving as a trustee of such funds). In addition, the Adviser has agreed to reimburse the Fund through December 31, 1996 for any increase in the aggregate trustees' compensation paid by the Fund over their 1994 fiscal year aggregate compensation.

INVESTMENT ADVISORY AGREEMENT

     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate and implement the Fund's investment objectives. The Adviser also furnishes the services of the Fund's President and such other executive and clerical personnel as are necessary to prepare the various reports and statements and conduct the Fund's day-to-day operations. The Fund, however, bears the cost of its accounting services, which include maintaining its financial books and records and calculating its daily net asset value. The costs of such accounting services include the salaries and overhead expenses of the Fund's Treasurer and the personnel operating under his direction. Charges are allocated among the investment companies advised or subadvised by the Adviser. A portion of these amounts is paid to the Adviser or its parent in reimbursement of personnel, office space, facilities and equipment costs attributable to the provision of accounting services to the Fund. The Fund also pays shareholder service agency fees, distribution fees, service fees, custodian fees, legal and auditing fees, the costs of reports to shareholders, and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any actions or omissions if it acted without willful misfeasance, bad faith, negligence or reckless disregard of its obligations.

     Under the Advisory Agreement, the Fund pays to the Adviser, as compensation for the services rendered, facilities furnished, and expenses paid by it, a fee payable monthly, computed on average daily net assets of the Fund at annual rate of: 0.625% on the first $150 million average net assets; 0.55% on the next $150 million of average net assets; and 0.50% on the net assets over $300 million.

     The Fund's average net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month. The fee payable to the Adviser will be reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by the Adviser or any other direct or indirect majority owned subsidiary of VK/AC Holding, Inc. in connection with the purchase and sale of portfolio investments less any direct expenses incurred by such subsidiary of VK/AC Holding, Inc., in connection with obtaining such commissions, fees, brokerage or similar payments. The Adviser agrees to use its best efforts to recapture tender solicitation fees and exchange offer fees for the Fund's benefit and to advise the Trustees of the Fund of any other commissions, fees, brokerage or similar payments which may be possible for the Adviser or any other direct or indirect majority owned subsidiary of VK/AC Holding, Inc. to receive in connection with the Fund's portfolio transactions or other arrangements which may benefit the Fund.

     The Advisory Agreement also provides that, in the event the ordinary business expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in the states where the Fund's shares are qualified for sale, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the year. Ordinary business expenses include the investment advisory fee and other operating costs paid by the Fund except (1) interest and taxes, (2) brokerage commissions, (3) certain litigation and indemnification expenses as described in the Advisory Agreement and (4) payments made by the Fund pursuant to the distribution plans (described herein).

     Currently, the most restrictive applicable limitations are 2 1/2% of the first $30 million, 2% of the next $70 million and 1 1/2% of the remaining average net assets.

     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Trustees or (ii) by vote of a majority of the Fund's outstanding voting securities and

(b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 30 days' written notice.


     During the fiscal years ended August 31, 1993, 1994 and 1995, the Adviser received $2,383,044, $2,718,712 and $2,650,114, respectively, in advisory fees from the Fund. For such periods the Fund paid $112,725, $109,694 and $107,087, respectively, for accounting services.


DISTRIBUTOR

     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Underwriting Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through affiliated and unaffiliated dealers. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and the cost and expense of supplemental sales literature, promotion and advertising. The Underwriting Agreement is renewable from year to year if approved (a) by the Fund's Trustees or by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of Trustees who are not parties to the Underwriting Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Underwriting Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days' written notice.


     During the fiscal years ended August 31, 1993, 1994 and 1995, total underwriting commissions on the sale of shares of the Fund were $1,128,520, $826,415 and $580,419, respectively. Of such totals, the amount retained by the Distributor was $94,921, $125,969 and $78,370, respectively. The remainder was reallowed to dealers. Of such dealer reallowances, $428,350, $238,856 and $149,907, respectively, was received by Advantage Capital Corporation, an affiliated dealer of the Distributor.


DISTRIBUTION PLANS

     The Fund adopted a Class A distribution plan, a Class B distribution plan and a Class C distribution Plan (the "Class A Plan," "Class B Plan" and "Class C Plan," respectively) to permit the Fund directly or indirectly to pay expenses associated with servicing shareholders and in the case of the Class B Plan and Class C Plan the distribution of its shares (the Class A Plan, the Class B Plan and the Class C Plan are sometimes referred to herein collectively as "Plans" and individually as a "Plan").

     The Trustees have authorized payments by the Fund under the Plans to reimburse the Distributor for its payment to certain financial institutions (which may include banks), securities dealers and other industry professionals (collectively, "Service Organizations") for administration, for servicing fund shareholders who are also their clients and/or for distribution. Such payments are based on an annual percentage of the value of Fund shares held in shareholder accounts for which such Service Organizations are responsible. With respect to the Class A Plan, the Distributor intends to make payments thereunder only to compensate Service Organizations for personal service and/or the maintenance of shareholder accounts. With respect to the Class B and Class C Plans, authorized payments by the Fund include payments at an annual rate of up to 0.25% of the net assets of the shares of the respective class to reimburse the Distributor for payments for personal service and/or the maintenance of shareholder accounts. With respect to the Class B Plan, authorized payments by the Fund also include payments at an annual rate of up to 0.75% of the net assets of the Class B shares to reimburse the Distributor for (1) commissions and transaction fees of up to 4% of the purchase price of Class B shares purchased by the clients of broker-dealers and other Service Organizations, (2) out-of-pocket expenses of printing and distributing prospectuses and annual and semi-annual shareholder reports to other than existing shareholders, (3) out-of-pocket and overhead expenses for preparing, printing and distributing advertising material and sales literature, (4) expenses for promotional incentives to broker-dealers and financial and industry professionals, (5) advertising and promotion expenses, including conducting and organizing sales seminars, marketing support salaries and bonuses, and travel-related expenses and (6) interest expense at the three month LIBOR rate plus one and one-half percent compounded quarterly on the unreimbursed distribution expenses. With respect to the Class C Plan, authorized payments by the Fund also include payments at an annual rate of up to 0.75% of the net assets of the Class C shares to reimburse the Distributor for (1) upfront commissions and transaction fees of up to 0.75% of the purchase price of Class C shares purchased by the clients of broker-dealers and other Service Organizations and ongoing commissions and transaction fees paid to broker-dealers and other Service Organizations in an amount up to 0.75% of the average daily net assets of the Fund's Class C shares, (2) out-of-pocket expenses of printing and distributing prospectuses and annual and semi-annual shareholder reports to other than existing shareholders, (3) out-of-pocket and overhead expenses for preparing, printing and distributing advertising material and sales literature, (4) expenses for promotional incentives to broker-dealers and financial and industry professionals, (5) advertising and promotion expenses, including conducting and organizing sales seminars, marketing support salaries and bonuses, and travel-related expenses and (6) interest expense at the three month LIBOR rate plus one and one-half percent compounded quarterly on the unreimbursed distribution expenses. Such reimbursements are subject to the maximum sales charge limits specified by the NASD for asset-based charges.

     Banks are currently prohibited under the Glass-Stegall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

     As required by Rule 12b-1 under the 1940 Act, each Plan and the forms of servicing agreement and selling group agreement were approved by the Trustees, including a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of any of the Plans or in any agreements related to each Plan ("Independent Trustees"). In approving each Plan in accordance with the requirements of Rule 12b-1, the Trustees determined that there is a reasonable likelihood that each Plan will benefit the Fund and its shareholders.

     Each Plan requires the Distributor to provide the Trustees at least quarterly with a written report of the amounts expended pursuant to each Plan and the purposes for which such expenditures were made. Unless sooner terminated in accordance with its terms, the Plans will continue in effect for a period of one year and thereafter will continue in effect so long as such continuance is specifically approved at least annually by the Trustees, including a majority of Independent Trustees.

     Each Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting shares of respective class. Any change in any of the Plans that would materially increase the distribution or service expenses borne by the Fund requires shareholder approval, voting separately by class; otherwise, it may be amended by a majority of the Trustees, including a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting upon such amendment. So long as the Plan is in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.


     For the fiscal year ended August 31, 1995, the Fund's aggregate expenses under the Class A Plan were $780,919 or 0.20% of the Class A shares' average net assets. Such expenses were paid to reimburse the Distributor for payments made to Service Organizations for servicing Fund shareholders and for administering the Class A Plan. For the fiscal year ended August 31, 1995, the Fund's aggregate expenses under the Class B Plan were $773,681 or 1.00% of the Class B shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $580,261 for commissions and transaction fees paid to broker-dealers and other Service Organizations in respect of sales of Class B shares of the Fund and $193,420 for fees paid to Service Organizations for servicing Class B shareholders and administering the Class B Plan. For the fiscal year ending August 31, 1995, the unreimbursed expenses incurred by the Distributor under the Class B Plan and carried forward were approximately $2.4 million. For the fiscal year ended August 31, 1995, the Fund's aggregate expenses under the Class C Plan were $133,271 or 1.00% of the Class C shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $99,953 for commissions and transaction fees paid to broker-dealers and other Service Organizations in respect of sales of Class C shares of the Fund and $33,318 for fees paid to Service Organizations for servicing Class C shareholders and administering the Class C Plan. For the fiscal year ended August 31, 1995, the unreimbursed expenses incurred by the Distributor under the Class C Plan and carried forward were approximately $156,000.


TRANSFER AGENT


     During the fiscal years ending August 31, 1995, ACCESS, shareholder service agent and dividend disbursing agent for the Fund, received fees aggregating $1,107,232 for these services. These services are provided at cost plus a profit.


PORTFOLIO TURNOVER

     The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. Securities which mature in one year or less at the time of acquisition are not included in this computation. The turnover rate may vary greatly from year to year as well as within a year. The Fund's portfolio turnover rate for prior years is shown under "Financial Highlights" in the Prospectus. The turnover rate will fluctuate over time depending upon the Adviser's investment strategy and the higher volatility of the market for high yielding fixed-income securities.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of its portfolio business and the negotiation of any commissions, if any, paid on such transactions. As most transactions made by the Fund are principal transactions at net prices, the Fund incurs little or no brokerage costs. Portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include the spread between the bid and asked price. Sales to dealers are effected at bid prices.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker/dealers and in negotiating commissions, the Adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms which also provide research services to the Fund or the Adviser. No specific value can be assigned to such research services which are furnished without cost to the Adviser. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund. Consistent with the Rules of Fair Practice of the NASD and subject to seeking best execution and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of firms to execute portfolio transactions for the Fund.

     The Adviser places portfolio transactions for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.


     Prior to December 20, 1994 the Fund placed brokerage transactions with brokers that were considered affiliated persons of the Adviser's former parent, The Travelers Inc. Such affiliated persons included Smith Barney Inc. ("Smith Barney") and Robinson Humphrey, Inc. ("Robinson Humphrey"). Effective December 20, 1994, Smith Barney and Robinson Humphrey ceased to be affiliates of the Adviser. In addition, from 1985 through September 30, 1992, Jefferies & Company, Inc. ("Jefferies") was an affiliate of The Travelers Inc. The negotiated commission paid to an affiliated broker on any transaction would be comparable to that payable to a non-affiliated broker in a similar transaction. The Fund conducted no affiliated brokerage transactions with Smith Barney or Robinson Humphrey during the last fiscal year. During the year ended August 31, 1995, the Fund paid $24,810 in brokerage commissions on transactions totalling $1,354,472 to brokers selected primarily on the basis of research services provided to the Adviser.



     The Adviser's brokerage practices are monitored on a quarterly basis by the Brokerage Review Committee comprised of Fund Trustees who are not affiliated persons (as defined in the 1940 Act) of the Adviser. Brokerage commissions paid by the Fund on portfolio transactions for the fiscal years ended August 31, 1993, 1994 and 1995, totalled $17,588, $20,823 and $25,938, respectively.


DETERMINATION OF NET ASSET VALUE

     The net asset value per share is determined as of the close of the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) on each business day on which the Exchange is open. The Exchange is currently closed on weekends and on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Such computation is made by dividing the value of the Fund's securities plus all cash and other assets (including accrued interest) less all liabilities (including accrued expenses) by the number of shares outstanding. Portfolio securities that are traded in the over-the-counter market are valued at the most recently quoted bid price. Any security for which the primary market is on an exchange is valued at the last reported sales price on the exchange where principally traded or at the last reported bid price if there was no sale reported that day. If no sale or bid price is reported that day, the security is valued at the most recent sale price. Short-term investments with a maturity of 60 days or less when purchased are valued at cost plus interest earned (amortized cost), which approximates market value. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time, until maturity, the investments are valued at amortized cost using the value of the investment on the 61st day. The value of any other securities or other assets is fair value as determined in good faith by the Fund's Trustees.

     The assets belonging to the Class A shares, the Class B shares and the Class C shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the expenses and liabilities allocated to that class from the assets belonging to that class pursuant to an order issued by the SEC.

PURCHASE AND REDEMPTION OF SHARES

     The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase of Shares."

PURCHASE OF SHARES

     Shares of the Fund are sold in a continuous offering and may be purchased on any business day through authorized dealers, including Advantage Capital Corporation.

ALTERNATIVE SALES ARRANGEMENT

     The Fund issues three classes of shares: Class A shares are subject to an initial sales charge; Class B shares and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge. The three classes of shares each represent interests in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that Class B and Class C shares bear the expenses of the deferred sales arrangements, distribution fees, and any expenses (including higher transfer agency costs) resulting from such sales arrangements, and have exclusive voting rights with respect to the Rule 12b-1 distribution plan pursuant to which the distribution fee is paid.

     During special promotions, the entire sales charge on Class A shares may be reallowed to dealers, and at such times dealers may be deemed to be underwriters for purposes of the Securities Act of 1933.

INVESTMENTS BY MAIL

     A Shareholder Investment Account may be opened by completing the application included in the Prospectus and forwarding the application, through the designated dealer, to ACCESS, at P.O. Box 419319, Kansas City, Missouri 64141-6319. The account is opened only upon acceptance of the application by ACCESS. The minimum initial investment of $500 or more, in the form of a check payable to the Fund, must accompany the application. This minimum may be waived by the Distributor for plans involving continuing investments. Subsequent investments of $25 or more may be mailed directly to ACCESS. All such investments are made at the public offering price of Fund shares next computed following receipt of payment by ACCESS. Confirmations of the opening of an account and of all subsequent transactions in the account are forwarded by ACCESS to the investor's dealer of record, unless another dealer is designated.

     In processing applications and investments, ACCESS acts as agent for the investor and for the dealer named thereon, and also as agent for the Distributor, in accordance with the terms of the Prospectus. If ACCESS ceases to act as such, a successor company named by the Fund will act in the same capacities so long as the account remains open.

CUMULATIVE PURCHASE DISCOUNT

     The reduced sales charges reflected in the sales charge table as shown in the Prospectus apply to purchases of Class A shares of the Fund where the aggregate investment is $100,000 or more. For purposes of determining eligibility for volume discounts, spouses and their minor children are treated as a single purchaser, as is a director or other fiduciary purchasing for a single fiduciary account. An aggregate investment includes all shares of the Fund and all shares of certain other participating Van Kampen American Capital mutual funds described in the Prospectus (the "Participating Funds"), which have been previously purchased and are still owned, plus the shares being purchased. The current offering price is used to determine the value of all such shares. If, for example, an investor has previously purchased and still holds Class A shares of the Fund and shares of other Participating Funds having a current offering price of $40,000, and that person purchases $65,000 of additional Class A shares of the Fund, the charge applicable to the $65,000 purchase would be 4.00% of the offering price. The same reduction is applicable to purchases under a Letter of Intent as described in the next paragraph. THE DEALER MUST NOTIFY THE DISTRIBUTOR AT THE TIME AN ORDER IS PLACED FOR A PURCHASE WHICH WOULD QUALIFY FOR THE REDUCED CHARGE ON THE BASIS OF PREVIOUS PURCHASES. SIMILAR NOTIFICATION MUST BE MADE IN WRITING WHEN SUCH AN ORDER IS PLACED BY MAIL. The reduced sales charge will not be applied if such notification is not furnished at the time of the order. The reduced sales charge will also not be applied should a review of the records of the Distributor or ACCESS fail to confirm the investor's representations concerning his holdings.

LETTER OF INTENT

     Purchases of Class A shares of the Participating Funds described above under "Cumulative Purchase Discount," made pursuant to the Letter of Intent and still owned are also included in determining the applicable quantity discount. A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of investments over a 13-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal as if it were a single investment. Escrowed shares totaling five percent of the dollar amount of the Letter of Intent are held by ACCESS in the name of the shareholder. The effective date of a Letter of Intent may be back-dated up to 90 days in order that any investments made during this 90-day period, valued at the investor's cost, can become subject to the Letter of Intent. The Letter of Intent does not obligate the investor to purchase the indicated amount. In the event the Letter of Intent goal is not achieved within the 13-month period, the investor is required to pay the difference between sales charges otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the investor in shares of the Fund, the amount of excess sales charge, if any, paid during the 13-month period.

REDEMPTION OF SHARES

     Redemptions are not made on days during which the Exchange is closed, including those holidays listed under "Determination of Net Asset Value." The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) trading on the Exchange is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

CONTINGENT DEFERRED SALES CHARGE-CLASS A

     For certain full service participant directed profit sharing and money purchase plans and qualified 401(k) Retirement Plans and for investments in the amount of $1,000,000 or more of Class A shares of the Fund ("Qualified Purchaser"), there is no front-end sales charge, but a contingent deferred sales charge ("CDSC-Class A") of one percent is imposed in the event of certain redemptions within one year of the purchase. If a CDSC-Class A is imposed upon redemption, the amount of the CDSC-Class A will be equal to the lesser of one percent of the net asset value of the shares at the time of purchase, or one percent of the net asset value of the shares at the time of redemption.

     The CDSC-Class A will only be imposed if a Qualified Purchaser redeems an amount which causes the value of the account to fall below the total dollar amount of purchase payments made by the Qualified Purchaser without an initial sales charge during the one-year period prior to the redemption. The CDSC-Class A will be waived in connection with redemptions by certain Qualified Purchasers (e.g., in retirement plans qualified under Section 401(a) of the Code and deferred compensation plans under Section 457 of the Code) required to obtain funds to pay distributions to beneficiaries pursuant to the terms of the plans. Such payments include, but are not limited to, death, disability, retirement or separation from service. No CDSC-Class A will be imposed on exchanges between funds. For purposes of the CDSC-Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares held the longest are the first to be redeemed.

     Cumulative Purchase Discounts and Letters of Intent apply to the net asset value privilege. Also, in order to establish an amount of $1,000,000 or more, a Qualified Purchaser may aggregate shares of Van Kampen

American Capital Reserve Fund and Van Kampen American Capital Tax Free Money Fund with shares of certain other participating funds described as "Participating Funds" in the Prospectus.


     As described in the Prospectus under "Redemption of Shares," redemptions of Class B and Class C shares will be subject to a contingent deferred sales charge.

WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGE ("CDSC-CLASS B AND C")

     The CDSC-Class B and C is waived on redemptions of Class B and Class C shares in the circumstances described below:

     (a) Redemption Upon Disability or Death

     The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

     In cases of disability or death, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

     (b) Redemption in Connection with Certain Distributions from Retirement
Plans

     The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from Retirement Plans. The charge will be waived upon the tax-free rollover or transfer of assets to another Retirement Plan invested in one or more of American Capital Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other Retirement Plans not specifically described above.

     (c) Redemption Pursuant to a Fund's Systematic Withdrawal Plan

     A shareholder may elect to participate in a systematic withdrawal plan ("Plan") with respect to the shareholder's investment in the Fund. Under the Plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds mailed to the shareholder. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the Plan. The CDSC-Class B and C will be waived on redemptions made under the Plan.

     The amount of the shareholder's investment in a Fund at the time the election to participate in the Plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from such Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the Plan and the ability to offer the Plan.

     (d) Involuntary Redemptions of Shares in Accounts that Do Not Have the Required Minimum Balance

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the account up to the required minimum balance. The Fund will waive the CDSC -- Class B and C upon such involuntary redemption.

     (e)Reinvestment of Redemption Proceeds in Shares of the Same Fund Within 120 Days After Redemption

     A shareholder who has redeemed Class C shares of a Fund may reinvest at net asset value, with credit for any CDSC-Class C paid on the redeemed shares, any portion or all of his or her redemption proceeds (plus that amount necessary to acquire a fractional share to round off his or her purchase to the nearest full share) in Class C shares of the Fund, provided that the reinvestment is effected within 120 days after such redemption and the shareholder has not previously exercised this reinvestment privilege with respect to Class C shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C to subsequent redemptions.

     (f) Redemption by Adviser

     The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

EXCHANGE PRIVILEGE

     The following supplements the discussion of "Shareholder Services-Exchange Privilege" in the Prospectus:

     By use of the exchange privilege, the investor authorizes ACCESS to act on telephonic, telegraphic or written exchange instructions from any person representing himself to be the investor or the agent of the investor and believed by ACCESS to be genuine. VKAC and its subsidiaries, including ACCESS (collectively, "Van Kampen American Capital") and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Van Kampen American Capital nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Van Kampen American Capital and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed.

     For purposes of determining the sales charge rate previously paid on Class A shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of his securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

     Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new fund into which the shareholder is investing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

     A prospectus of any of these mutual funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund.

CHECK WRITING PRIVILEGE

     To establish the check writing privilege for Class A shares, a shareholder must complete the appropriate section of the application and the Authorization for Redemption form and return both documents to ACCESS before checks will be issued. All signatures on the authorization card must be guaranteed if any of the signators are persons not referenced in the account registration or if more than 30 days have elapsed since ACCESS established the account on its records. Moreover, if the shareholder is a corporation, partnership, trust, fiduciary, executor or administrator, the appropriate documents appointing authorized signers (corporate resolutions, partnerships or trust agreements) must accompany the authorization card. The documents must be certified in original form, and the certificates must be dated within 60 days of their receipt by ACCESS.

     The privilege does not carry over to accounts established through exchanges or transfers. It must be requested separately for each fund account.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

     The Fund has elected to be taxed as a regulated investment company under Sections 851-855 of the Code. This means the Fund must pay all or substantially all its taxable net investment income and taxable net realized capital gains to shareholders of Class A, Class B and Class C shares and meet certain diversification and other requirements. The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A shares as a result of the distribution fee and incremental transfer agency fees applicable to the Class B and Class C shares. By qualifying as a regulated investment company, the Fund is not subject to federal income taxes to the extent it distributes its taxable net investment income and taxable net realized capital gains. If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income, including any net realized capital gains, would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders).

     The Fund is subject to a four percent excise tax to the extent it fails to distribute to its shareholders at least 98% of its ordinary taxable (net investment) income for the twelve months ended December 31, plus 98% of its capital gain net income for the twelve months ended October 31 of such calendar year. The Fund intends to distribute sufficient amounts to avoid liability for the excise tax.

     Distributions from long-term capital gains are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held Fund shares. Any loss on the sale of Fund shares held for less than six months is treated as a long-term capital loss to the extent of any long-term capital gain distribution paid on such shares, subject to any exception that may be provided by IRS regulations for losses incurred under certain systematic withdrawal plans. All dividends and distributions are taxable to the shareholder whether or not reinvested in shares. Shareholders are notified annually by the Fund as to the federal tax status of dividends and distributions paid by the Fund.

     Dividends and distributions declared payable to shareholders of record after September 30 of any year and paid before February 1 of the following year, are considered taxable income to shareholders on the record date even though paid in the next year.

     A portion of the dividends taxable as ordinary income qualify for the 70% dividends received deduction for corporations. To qualify for the dividends received deduction, a corporate shareholder must hold the shares on which the dividend is paid for more than 45 days.

     Dividends to shareholders who are non-resident aliens may be subject to a United States withholding tax at a rate of up to 30% under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty laws. Non-resident shareholders are urged to consult their own tax adviser concerning the applicability of the United States withholding tax.

     If shares of the Fund are sold or exchanged within 90 days of acquisition, and shares of the same or a related mutual fund are acquired, to the extent the sales charge is reduced or waived on the subsequent acquisition, the sales charge may not be used to determine the basis in the disposed shares for purposes of determining gain or loss. To the extent the sales charge is not allowed in determining gain or loss on the initial shares, it is capitalized in the basis of the subsequent shares.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Treasury Regulations are subject to change by legislative or administrative action either prospectively or retroactively.

     Dividends and capital gains distributions may also be subject to state and local taxes.

     Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to federal, state or local taxes.

BACK-UP WITHHOLDING

     The Fund is required to withhold and remit to the United States Treasury 31% of (i) reportable taxable dividends and distributions and (ii) the proceeds of any redemptions of Fund shares with respect to any shareholder who is not exempt from withholding and who fails to furnish the Fund with a correct taxpayer identification number, who fails to report fully dividend or interest income or who fails to certify to the Fund that he has provided a correct taxpayer identification number and that he is not subject to withholding. (An individual's taxpayer identification number is his social security number.) The 31% back-up withholding tax is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.

TAX TREATMENT OF OPTIONS AND FUTURES TRANSACTIONS

     The Code includes special rules applicable to certain listed options, futures contracts, and options on futures contracts which the Fund may write, purchase or sell. Such options and contracts are classified as Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other terminations of Section 1256 contracts is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof ("60/40 gain or loss"). Such contracts, when held by the Fund at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for federal income tax purposes ("marked-to-market"). Over-the-counter options are not classified as Section 1256 contracts and are not subject to the mark-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by the Fund from transactions in over-the-counter options generally constitute short-term capital gains or losses. If over-the-counter call options written, or over-the-counter put options purchased, by the Fund are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of gain or loss, the sales proceeds are reduced by the premium paid for over-the-counter puts or increased by the premium received for over-the-counter calls.

     A substantial portion of the Fund's transactions in options, futures contracts, and options on futures contracts, particularly its hedging transactions, may constitute "straddles" which are defined in the Code as offsetting positions with respect to personal property. A straddle in which at least one (but not all) of the positions are Section 1256 contracts is a "mixed straddle" under the Code if certain identification requirements are met.

     The Code generally provides with respect to straddles (i) "loss deferral" rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) "wash sale" rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period and (iii) "short sale" rules which may terminate the holding period of securities owned by the Fund when offsetting positions are established and which may convert certain losses from short-term to long-term.

     The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections are also provided in the Code. No determination has been reached to make any of these elections.

FUND PERFORMANCE


     The Fund's average annual total return (computed in the manner described in the Prospectus) for Class A shares of the Fund for the one-year, five-year, and ten-year periods ended August 31, 1995 was 5.16%, 12.50% and 7.22%, respectively. The average annual total return for Class B shares of the Fund for the one-year, and the life of the Fund was 5.41% and 8.28%, respectively. The average annual total return for Class C shares of the Fund for the one-year, and the life of the Fund was 8.63% and 5.64%, respectively. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objectives and policies as well as the risks incurred in the Fund's investment practices.



     The annualized current yield for Class A, Class B and Class C shares of the Fund for the 30-day period ending August 31, 1995 was 9.38%, 8.97% and 9.01%, respectively. The yield for Class A shares, Class B shares and Class C shares are not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.


     Yield and total return are computed separately for Class A, Class B and Class C shares.

     From time to time, in reports or other communications, or in advertising or sales materials, the Adviser may announce the results of actual tests performed by DALBAR Financial Securities, Inc., an independent research firm, as they relate to the level of services for mutual fund investors, and may refer to the Missouri Quality Award received by ACCESS, the Fund's transfer agent, in 1993. In addition, the Adviser may also refer to the Houston Awards for Quality received by Van Kampen American Capital in 1994.

     From time to time, VKAC will announce the results of their monthly polls of U.S. investor intentions -- the Van Kampen American Capital Index of Investor Intentions and the Van Kampen American Capital Mutual Fund Index -- which polls measure how Americans plan to use their money.

     The Funds may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market; and (3) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return. Such illustrations may be in the form of charts or graphs and will not be based on historical returns experienced by the Funds.

OTHER INFORMATION

CUSTODY OF ASSETS -- All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as Custodian.

SHAREHOLDER REPORTS -- Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.

INDEPENDENT ACCOUNTANTS -- Price Waterhouse LLP, 1201 Louisiana, Houston, Texas 77002, the independent accountants for the Fund, performs an annual audit of the Fund's financial statements.

FINANCIAL STATEMENTS


     The attached financial statements in the form in which they appear in the Annual Report to shareholders, including the related report of independent accountants on the August 31, 1995 financial statements, are included in the Statement of Additional Information.



     The following information is not included in the Annual Report. This assumes a purchase of Class A shares of the Fund aggregating less than $100,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of Class A shares of the Fund.



                                                                               AUGUST
                                                                               31,
                                                                               1995
                                                                               -----
        Net Asset Value Per Class A Share....................................  $6.15
        Class A Per Share Sales Charge -- 4.75% of offering price (4.99% of net asset value per share).........................................  $ .31
                                                                               -----
        Class A Per Share Offering Price the Public..........................  $6.46

                            PORTFOLIO OF INVESTMENTS

                                August 31, 1995

-----------------------------------------------------------------------------------------------
 Par
 Amount
 (000)       Description                                   Coupon     Maturity     Market Value
------------------------------------------------------------------------------------------------
             CORPORATE OBLIGATIONS 88.3%
             CONSUMER DISTRIBUTION 9.3%
 $#3,000     Alliance Enterprise, Private
             Placement, purchased 07/18/95 &
             08/14/95..............................       11.250%     07/15/05     $  2,985,000
   3,800     Big 5 Holdings........................       13.625      09/15/02        3,648,000
   2,800     Big V Supermarkets, Inc., Series B....       11.000      02/15/04        2,268,000
   4,810     Brylane Capital.......................       10.000      09/01/03        4,425,200
   4,750     CompUSA, Inc..........................        9.500      06/15/00        4,613,437
   2,250     Dairy Mart Convenience Stores, Inc....       10.250      03/15/04        1,895,625
   3,536     FF Holdings Corp., Payment-in-Kind....       14.250      10/01/02        1,768,174
   4,750     Finlay Enterprises, Inc., Step Bonds,
             to 12% at 5/01/98.....................        0.000      05/01/05        3,230,000
   2,500     Finlay Fine Jewelry Corp..............       10.625      05/01/03        2,450,000
   5,000     Fleming Companies, Inc., Floating Rate
             Note, coupon rate as of 08/31/95......        8.563      12/15/01        4,900,000
   3,500     Pathmark Stores, Inc., Step Bonds, to
             10.75% at 11/01/99....................        0.000      11/01/03        2,301,250
   3,000     Pathmark Stores, Inc..................       11.625      06/15/02        3,165,000
   5,355     Ralph's Grocery.......................       13.750      06/15/05        5,716,463
   1,250     Smitty's Supervalue...................       12.750      06/15/04        1,221,875
   2,000     Specialty Retailers, Inc..............       10.000      08/15/00        1,920,000
   1,750     Specialty Retailers, Inc..............       11.000      08/15/03        1,645,000
                                                                                   ------------
                                                                                     48,153,024
                                                                                   ------------
             CONSUMER DURABLES 2.5%
   3,000     Aftermarket Tech Corp.................       12.000      08/01/04        3,180,000
   1,500     MDC Holdings, Inc.....................       11.125      12/15/03        1,357,500
   1,995     Oriole Homes Corp.....................       12.500      01/15/03        1,715,700
  #2,500     Selmer Co., Private Placement,
             purchased 5/18/95.....................       11.000      05/15/05        2,425,000
  +  800     UDC Homes, Inc........................       11.750      04/30/03          656,000
   4,000     Venture Holdings, Inc.................        9.750      04/01/04        3,420,000
                                                                                   ------------
                                                                                     12,754,200
                                                                                   ------------
             CONSUMER NON-DURABLES 6.4%
   5,400     Consoltex Group, Inc..................       11.000      10/01/03        5,022,000
   2,500     Curtice-Burns Foods...................       12.250      02/01/05        2,668,750
   4,870     Dan River, Inc........................       10.125      12/15/03        4,845,650
   3,125     Dr Pepper Bottle Holdings, Step Bonds,
             to 11.625% at 02/15/98................        0.000      02/15/03        2,375,000
   6,000     Fieldcrest Cannon, Inc................       11.250      06/15/04        6,240,000
   4,000     Health O Meter, Inc...................       13.000      08/15/02        3,680,000
   1,000     Herff Jones, Inc......................       11.000      08/15/05        1,017,500
   1,000     Lomas Mtge., USA......................       10.250      10/01/02          720,000
   5,277     Synthetic Industries, Inc.............       12.750      12/01/02        5,171,460
   1,500     Westpoint Stevens.....................        9.375      12/15/05        1,447,500
                                                                                   ------------
                                                                                     33,187,860
                                                                                   ------------

                                              See Notes to Financial Statements

                                August 31, 1995

-----------------------------------------------------------------------------------------------
 Par
 Amount
 (000)       Description                                   Coupon     Maturity     Market Value
-----------------------------------------------------------------------------------------------
             CONSUMER SERVICES 11.4%
 $ 1,250     Act III Broadcasting..................        9.625%     12/15/03     $  1,264,062
   1,500     Act III Theatres, Inc.................       11.875      02/01/03        1,586,250
   3,200     AMC Entertainment, Inc................       12.625      08/01/02        3,560,000
   3,500     Australis Media Ltd., Step Bonds, to
             14.00% at 5/15/00.....................        0.000      05/15/03        2,012,500
   4,565     Bally's Grand, Inc....................       10.375      12/15/03        4,462,287
   4,000     Bell Cablemedia, Step Bonds, to 11.95%
             at 7/16/99............................        0.000      07/15/04        2,585,000
   3,420     Cablevision Industries Co.............        9.250      04/01/08        3,569,625
   4,000     California Hotel Finance Corp.........       11.000      12/01/02        4,120,000
   1,850     Carrols Corp..........................       11.500      08/15/03        1,822,250
   3,600     Continental Cablevision, Inc..........       11.000      06/01/07        3,969,000
   2,300     El Commandante Capital Corp., 1st
             Mtge..................................       11.750      12/15/03        2,139,000
   2,350     Granite Broadcasting Corp.............       12.750      09/01/02        2,596,750
   3,300     Griffin Gaming & Entertainment, Inc.,
             Variable Rate Note, coupon rate as of
             8/31/95...............................        8.129      06/30/00        2,836,739
   1,250     Louisiana Casino......................       11.500      12/01/98        1,200,000
   3,000     News America Holdings, Inc............       10.125      10/15/12        3,465,900
   3,125     Outlet Broadcasting, Inc..............       10.875      07/15/03        3,468,750
   3,000     Petro PSC Properties..................       12.500      06/01/02        3,015,000
   3,100     Resorts International, Inc............       11.000      09/15/03        2,828,750
   2,000     SFX Broadcasting, Inc.................       11.375      10/01/00        2,100,000
   1,750     Sinclair Broadcasting Service.........       10.000      09/30/05        1,760,940
   3,500     Spanish Broadcasting Systems..........        7.500      06/15/02        3,421,250
   1,150     Videotron Groupe, Ltd.................       10.625      02/15/05        1,204,625
                                                                                   ------------
                                                                                     58,988,678
                                                                                   ------------
             ENERGY 9.8%
   5,250     Clark (R&M) Holdings, Inc.............            **     02/15/00        3,294,375
   4,250     Falcon Drilling Co., Inc..............        9.750      01/15/01        4,196,875
   3,000     Forest Oil Corp.......................       11.250      09/01/03        2,805,000
   5,000     Giant Industries, Inc.................        9.750      11/15/03        4,925,000
   3,500     Global Marine, Inc....................       12.750      12/15/99        3,841,250
   4,995     HS Resources, Inc.....................        9.875      12/01/03        4,807,688
   2,000     Maxus Energy Corp.....................        9.875      10/15/02        1,950,000
   4,730     Maxus Energy Corp.....................       11.500      11/15/15        4,765,475
   3,792     Mesa Capital Corp.....................       12.750      06/30/98        3,488,640
   4,000     Petroleum Heat & Power, Inc...........       12.250      02/01/05        4,240,000
   4,000     Transportadora De Gas, SA.............        7.750      12/23/98        3,500,000
   1,000     Tuboscope Vetco International, Inc....       10.750      04/15/03        1,012,500
   4,825     Wainoco Oil Corp......................       12.000      08/01/02        4,837,063
   3,000     Wilrig................................       11.250      03/15/04        3,195,000
                                                                                   ------------
                                                                                     50,858,866
                                                                                   ------------

                                              See Notes to Financial Statements

                                August 31, 1995

-----------------------------------------------------------------------------------------------
 Par
 Amount
 (000)       Description                                   Coupon     Maturity     Market Value
------------------------------------------------------------------------------------------------
             FINANCE 5.9%
 $ 4,130     American Annuity Group, Inc...........       11.125%     02/01/03     $  4,336,500
   3,000     American Life Holding Co..............       11.250      09/15/04        3,150,000
   4,750     Americo Life, Inc.....................        9.250      06/01/05        4,393,750
   4,745     Blue Bell Funding, Inc................       11.850      05/01/99        4,982,250
   3,000     GPA Delaware/Holland..................        8.500      03/03/97        2,861,250
   2,750     GPA Delaware/Holland..................        9.750      06/10/96        2,736,250
   2,000     ICH...................................       11.250      12/01/96        1,440,000
   4,555     Phoenix Re Corp.......................        9.750      08/15/03        4,782,750
   2,000     Reliance Group Holdings...............        9.750      11/15/03        1,940,000
                                                                                   ------------
                                                                                     30,622,750
                                                                                   ------------
             HEALTH CARE 5.1%
   2,103     AmeriSource Distribution Corp.,
             Payment-in-Kind.......................       11.250      07/15/05        2,260,426
   4,000     Charter Medical Corp., Series A.......       11.250      04/15/04        4,280,000
   1,750     Community Health Systems..............       10.250      11/30/03        1,837,500
   3,600     Hillhaven Corp........................       10.125      09/01/01        3,906,000
   2,000     OrNda HealthCorp......................       12.250      05/15/02        2,200,000
   4,000     Paracelsus Healthcare Corp............        9.875      10/15/03        4,040,000
   2,000     Quorum Health Group...................       11.875      12/15/02        2,205,000
   3,800     Tenet Healthcare......................       10.125      03/01/05        3,999,500
   1,000     Total Renal Care, Step Bonds, to 12%
             at 08/15/97...........................        0.000      08/15/04          920,000
   1,000     Wright Medical Technology, Inc........       10.750      07/01/00        1,005,000
                                                                                   ------------
                                                                                     26,653,426
                                                                                   ------------
             PRODUCER MANUFACTURING 9.1%
     750     American Standard, Inc................       10.875      05/15/99          811,875
  #1,500     Day International Group, Private
             Placement, purchased 05/26/95.........       11.125      06/01/05        1,560,000
   2,000     EnviroSource, Inc.....................        9.750      06/15/03        1,817,500
   3,348     Fairchild Corp........................       13.000      03/01/07        2,644,920
      55     Fairchild Corp........................       13.125      03/15/06           43,450
   3,450     GS Technologies Operations, Inc.......       12.000      09/01/04        3,381,000
   4,150     ICF Kaiser International, each unit
             consists of a $1,000 face amount note
             and 5 warrants (expiring 12/31/98)....       12.000      12/31/03        3,869,875
   4,500     IMO Industries, Inc...................       12.000      11/01/01        4,612,500
     910     IMO Industries, Inc...................       12.250      08/15/97          915,688
   3,000     Johnstown American Industries.........       11.750      08/15/05        3,000,000
   4,150     Jordan Industries, Inc., Step Bonds,
             to 11.75% at 08/01/98.................        0.000      08/01/05        2,510,750
   3,250     MVE, Inc., each unit consists of a
             $1,000 face amount note and one
             warrant (expiring 02/15/02)...........       12.500      02/15/02        3,445,000
   4,962     Robertson Ceco Corp.,
             Payment-in-Kind.......................       12.000      11/30/99        3,746,359
   3,500     Russel Metals, Inc....................       10.250      06/15/00        3,351,250
   1,750     Schuller International Group..........       10.875      12/15/04        1,920,625

                                               See Notes to Financial Statements

                                August 31, 1995

-----------------------------------------------------------------------------------------------
 Par
 Amount
 (000)       Description                                   Coupon     Maturity     Market Value
------------------------------------------------------------------------------------------------
 $ 2,000     Spreckles Industries, Inc.............       11.500%     09/01/00     $  1,925,000
   3,284     Thermadyne Holdings Corp..............       10.250      05/01/02        3,284,000
   1,572     Thermadyne Holdings Corp..............       10.750      11/01/03        1,572,300
   2,422     USG Corp..............................       10.250      12/15/02        2,446,220
                                                                                   ------------
                                                                                     46,858,312
                                                                                   ------------
             RAW MATERIALS/PROCESSING
             INDUSTRIES 18.3%
   4,250     Associated Materials, Inc.............       11.500      08/15/03        3,655,000
   4,350     Buckeye Cellulose Corp................       10.250      05/15/01        4,306,500
   3,000     Carbide/Graphite Group, Inc...........       11.500      09/01/03        3,180,000
   2,250     Crown Paper Co........................       11.000      09/01/05        2,233,125
   3,500     Crown Packaging, Series B.............       10.750      11/01/00        3,377,500
   3,750     Gaylord Container Corp., Step Bonds,
             to 12.75% at 05/15/96.................        0.000      05/15/05        3,735,938
   4,650     Harris Chemical North America, Inc.,
             Step Bonds, to 10.25% at 01/15/96.....        0.000      07/15/01        4,126,875
   4,850     IMC Fertilizer Group, Inc.............        9.450      12/15/11        4,874,250
   5,500     Indah Kiat International Finance......       11.875      06/15/02        5,637,496
   4,000     INDSPEC Chemical Corp., Step Bonds, to
             11.50% at 12/01/98....................        0.000      12/01/03        2,610,000
   4,665     Klabin Fabricadora, SA................       12.125      12/28/02        4,688,325
   4,750     Mail-Well Envelope Corp...............       10.500      02/15/04        4,560,000
   4,000     NL Industries, Inc., Step Bonds, to
             13.00% at 10/15/98....................        0.000      10/15/05        2,940,000
   4,750     PT Inti Indorayon.....................        9.125      10/15/00        4,441,250
   3,250     Plastic Specialty & Technology Corp...       11.250      12/01/03        2,965,625
   5,350     Republic Engineered Steel, 1st Mtge. .        9.875      12/15/01        4,988,875
     500     Riverwood International Corp..........       10.375      06/30/04          550,625
   4,000     Riverwood International Corp..........       11.250      06/15/02        4,360,000
   5,100     S D Warren Co.........................       12.000      12/15/04        5,635,500
   3,750     Sherritt, Inc.........................       10.500      03/31/14        3,815,625
   1,450     Silgan Corp...........................       11.750      06/15/02        1,515,250
   5,000     Silgan Holdings, Inc., Step Bonds, to
             13.25% at 06/15/96....................        0.000      12/15/02        4,650,000
   2,000     Stone Container Corp..................       12.625      07/15/98        2,170,000
   3,000     Sweetheart Cup, Inc...................       10.500      09/01/03        2,895,000
   2,000     U.S. Can Co...........................       13.500      01/15/02        2,180,000
   1,600     UCAR Global Enterprises, Inc..........       12.000      01/15/05        1,792,000
  #2,500     United Stationers, Private Placement,
             purchased 04/26/95....................       12.750      05/01/05        2,625,000
                                                                                   ------------
                                                                                     94,509,759
                                                                                   ------------

                                              See Notes to Financial Statements

                                August 31, 1995

-----------------------------------------------------------------------------------------------
 Par
 Amount
 (000)       Description                                   Coupon     Maturity     Market Value
-----------------------------------------------------------------------------------------------
             TECHNOLOGY 5.7%
 $ 4,250     Computervision........................       11.375%     08/15/99     $  4,244,687
   3,600     Harman International Industries, Inc..       12.000      08/01/02        3,960,000
  #2,250     Intermedia Communications, each unit
             consists of a $1,000 face amount note
             and one warrant (expiring 06/01/00)
             Private Placement, purchased
             05/25/95..............................       13.500      06/01/05        2,356,875
   3,100     MFS Communications Co., Inc., Step
             Bonds, to 9.375% at 01/15/04..........        0.000      01/15/04        2,294,000
   4,500     Mobile Telecom, Inc. .................       13.500      12/15/02        4,938,750
   2,750     SHL Systemhouse, Inc..................       12.250      09/01/01        2,770,625
   4,000     Tele-Communications, Inc..............        9.250      01/15/23        4,167,200
   4,258     Unisys Corp...........................       13.500      07/01/97        4,641,220
                                                                                   ------------
                                                                                     29,373,357
                                                                                   ------------
             TRANSPORTATION 3.2%
   1,500     International Shipholding Corp........        9.000      07/01/03        1,462,500
   2,750     Sea Containers, Ltd...................        9.500      07/01/03        2,688,125
   1,000     Sea Containers, Ltd...................       12.500      12/01/04        1,085,000
   2,750     Sea Containers, Ltd...................       12.500      12/01/04        2,970,000
   1,500     Southern Pacific Rail Corp............        9.375      08/15/05        1,608,750
   4,500     Trism, Inc............................       10.750      12/15/00        4,500,000
     750     USAir, Inc............................        9.625      02/01/01          600,000
   1,250     USAir, Inc............................       10.000      07/01/03          987,500
     801     USAir, Inc., Pass Thru Certificate,
             Series 1989-A1........................        9.330      01/01/06          673,103
                                                                                   ------------
                                                                                     16,574,978
                                                                                   ------------
             UTILITIES 1.6%
   2,500     California Energy.....................        9.875      06/30/03        2,525,000
   2,500     Paging Network Service................       10.125      08/01/07        2,525,000
   4,500     PanAmSat L.P., Step Bonds, to 11.375%
             at 08/01/98...........................        0.000      08/01/03        3,453,750
                                                                                   ------------
                                                                                      8,503,750
                                                                                   ------------
               TOTAL CORPORATE OBLIGATIONS
               (Cost $450,945,204).................                                 457,038,960
                                                                                   ------------
             FOREIGN GOVERNMENT OBLIGATIONS 2.4%
   4,214     Federative Republic of Brazil.........        4.000      04/15/14        2,091,124
   2,000     Federative Republic of Brazil.........        4.000      04/15/24          911,240
   2,850     Federative Republic of Brazil.........        6.688      01/01/01        2,358,375
   4,000     Republic of Poland....................        3.250      10/27/14        2,440,000
   3,000     Republic of Poland....................        7.125      10/27/24        2,278,110
   4,000     United Mexican States.................        6.250      12/31/19        2,405,000
                                                                                   ------------
               TOTAL FOREIGN GOVERNMENT OBLIGATIONS
               (Cost $12,131,442)..................                                  12,483,849
                                                                                   ------------

                                               See Notes to Financial Statements

                                August 31, 1995

----------------------------------------------------------------------------------------
 Number of
 Shares
 (000)         Description                            Coupon  Maturity     Market Value
---------------------------------------------------------------------------------------
               COMMON AND PREFERRED STOCK 2.0%
        22     Arcadian Corp Co......................................      $    411,072
      #*40     FF Holdings Corp, Private Placement, purchased
               10/06/92 and 01/13/94.................................            80,000
        *6     Finlay Enterprises, Inc...............................           113,994
         3     PanAmSat Corp, 12.75% Preferred, Payment-in-Kind......         2,844,270
        *3     Smitty's Supermarket, Class B.........................            18,750
      *221     Supermarkets General Holding, $3.52 Preferred,
               Payment-in-Kind.......................................         6,301,378
       *14     Thermadyne Holdings Corp..............................           245,106
      #*84     Triangle Wire & Cable, Inc., Private Placement,
               purchased 01/13/92....................................           337,780
                                                                           ------------
                 TOTAL COMMON AND PREFERRED STOCK (Cost $9,558,877)..        10,352,350
                                                                           ------------
               WARRANTS 0.0%
        *3     Capital Gaming, expiring 02/01/99.....................                31
        *2     HDA Management Corp., expiring 12/15/98...............            10,925
        *4     Louisiana Casino, expiring 12/01/98...................            37,500
       #*1     Wright Medical Technology, Inc., expiring 06/30/03,
               Private Placement, purchased 06/14/93.................            67,941
                                                                           ------------
                 TOTAL WARRANTS (Cost $106,424)......................           116,397
                                                                           ------------
 Par
 Amount
 (000)
----------------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS 5.1%
               REPURCHASE AGREEMENT 2.7%
   $13,710     State Street Bank & Trust Co., dated
               8/31/95 (collateralized by U.S.
               Government obligations in a pooled
               cash account) repurchase proceeds
               $13,712,209..........................  5.800%  09/01/95       13,710,000
               U.S. GOVERNMENT OBLIGATIONS 2.4%
    12,471     Federal Home Loan Mortgage Corp......  5.588   10/12/95       12,390,396
                                                                           ------------
                 TOTAL SHORT-TERM INVESTMENTS (Cost $26,100,396).....        26,100,396
                                                                           ------------
 TOTAL INVESTMENTS (Cost $498,842,343) 97.8%.........................       506,091,952
 OTHER ASSETS AND LIABILITIES, NET 2.2%..............................        11,374,439
                                                                           ------------
 NET ASSETS 100%.....................................................      $517,466,391
                                                                           ============

 *Non-income producing security.
**Zero coupon bond.
 #See Note 1C.
 +Security is in default and non-income producing. Valuation is based on information provided by brokers trading in this security.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                August 31, 1995

--------------------------------------------------------------------------------
ASSETS
Investments, at market value (Cost $498,842,343)................  $ 506,091,952
Cash............................................................          2,976
Interest and dividends receivable...............................     11,010,022
Receivable for Fund shares sold.................................      2,766,876
Receivable for investments sold.................................      1,288,458
Other assets....................................................          7,376
                                                                  -------------
 TOTAL ASSETS...................................................    521,167,660
                                                                  -------------
LIABILITIES
Dividends payable...............................................      1,756,728
Payable for Fund shares redeemed................................      1,164,034
Due to Adviser..................................................        236,667
Due to Distributor..............................................        235,156
Due to shareholder service agent................................        107,500
Deferred Trustees' compensation.................................         65,783
Accrued expenses and other payables.............................        135,401
                                                                  -------------
 TOTAL LIABILITIES..............................................      3,701,269
                                                                  -------------
NET ASSETS, equivalent to $6.15 per share for Class A, $6.16 per share for Class B and $6.14 per share for Class C shares.......  $ 517,466,391
                                                                  =============
NET ASSETS WERE COMPRISED OF:
Shares of beneficial interest, at par; 66,992,038 Class A,
 14,581,401 Class B, and 2,556,540 Class C shares outstanding...  $     841,300
Capital surplus.................................................    783,912,160
Accumulated net realized loss on securities.....................   (275,407,844)
Net unrealized appreciation of securities.......................      7,249,609
Undistributed net investment income.............................        871,166
                                                                  -------------
NET ASSETS......................................................  $ 517,466,391
                                                                  =============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                           Year Ended August 31, 1995

--------------------------------------------------------------------------------
INVESTMENT INCOME
Interest..........................................................  $49,388,746
Dividends.........................................................       46,339
                                                                    -----------
 Investment income................................................   49,435,085
                                                                    -----------
EXPENSES
Management fees...................................................    2,650,114
Shareholder service agent's fees and expenses.....................    1,311,627
Accounting services...............................................      107,087
Service fees--Class A.............................................      780,919
Distribution and service fees--Class B............................      773,681
Distribution and service fees--Class C............................      133,271
Trustees' fees and expenses.......................................       20,861
Audit fees........................................................       38,300
Custodian fees....................................................       10,279
Legal fees........................................................       13,658
Reports to shareholders...........................................       83,011
State franchise taxes.............................................       66,295
Registration and filing fees......................................       85,564
Miscellaneous.....................................................       23,174
                                                                    -----------
 Total expenses...................................................    6,097,841
                                                                    -----------
NET INVESTMENT INCOME.............................................   43,337,244
                                                                    ===========
NET REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITIES
Net realized loss on securities...................................  (23,341,168)
Net unrealized appreciation of securities during the period.......   28,730,355
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES....................    5,389,187
                                                                    ===========
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................  $48,726,431
                                                                    ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS


---------------------------------------------------------------------------------
                                                       Year Ended August 31
                                                    -----------------------------
                                                             1995           1994
---------------------------------------------------------------------------------
NET ASSETS, beginning of period...................  $ 448,357,715  $ 491,103,694
                                                    -------------  -------------
OPERATIONS
 Net investment income............................     43,337,244     43,286,631
 Net realized gain (loss) on securities...........    (23,341,168)    12,147,682
 Net unrealized appreciation (depreciation) of
 securities during the period.....................     28,730,355    (43,219,168)
                                                    -------------  -------------
     Increase in net assets resulting from
       operations.................................     48,726,431     12,215,145
                                                    -------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT
INCOME
     Class A......................................    (36,718,606)   (41,922,518)
     Class B......................................     (6,737,098)    (5,284,881)
     Class C......................................     (1,165,362)      (784,158)
                                                    -------------  -------------
                                                      (44,621,066)   (47,991,557)
                                                    -------------  -------------
NET EQUALIZATION CREDITS..........................            --           5,389
                                                    -------------  -------------
CAPITAL TRANSACTIONS
 Proceeds from shares sold
     Class A......................................     98,814,673    135,925,898
     Class B......................................     36,865,960     57,873,861
     Class C......................................      6,641,834     16,675,131
                                                    -------------  -------------
                                                      142,322,467    210,474,890
                                                    -------------  -------------
 Proceeds from shares issued for distributions
 reinvested
     Class A......................................     22,048,994     23,629,016
     Class B......................................      3,266,577      2,576,495
     Class C......................................        707,612        504,457
                                                    -------------  -------------
                                                       26,023,183     26,709,968
                                                    -------------  -------------
 Cost of shares redeemed
     Class A......................................    (76,453,840)  (218,294,071)
     Class B......................................    (21,944,541)   (21,997,246)
     Class C......................................     (4,943,958)    (3,868,497)
                                                    -------------  -------------
                                                     (103,342,339)  (244,159,814)
                                                    -------------  -------------
     Increase (decrease) in net assets resulting
       from capital transactions..................     65,003,311     (6,974,956)
                                                    -------------  -------------
INCREASE (DECREASE) IN NET ASSETS.................     69,108,676    (42,745,979)
                                                    -------------  -------------
NET ASSETS, end of period (including undistributed
  net investment income of $871,166 and
  $757,130).......................................  $ 517,466,391  $ 448,357,715
                                                    =============  =============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.
--------------------------------------------------------------------------------

                                                        Class A
                                        --------------------------------------
                                                  Year Ended August 31
                                        --------------------------------------
                                          1995    1994    1993    1992    1991
-------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period...  $6.12   $6.61   $6.40   $5.71   $5.78
                                        ------  ------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS
 Investment income.....................    .62     .71     .71     .79     .86
 Expenses..............................   (.07)   (.08)   (.07)  (.065)   (.06)
                                        ------  ------  ------  ------  ------
Net investment income..................    .55     .63     .64    .725     .80
Net realized and unrealized gain or
loss on securities.....................  .0515    (.47)    .27   .6775   (.055)
                                        ------  ------  ------  ------  ------
Total from investment operations.......  .6015     .16     .91  1.4025    .745
                                        ------  ------  ------  ------  ------
DISTRIBUTIONS FROM NET INVESTMENT
INCOME................................. (.5715)   (.65)   (.70) (.7125)  (.815)
                                        ------  ------  ------  ------  ------
Net asset value, end of period.........  $6.15   $6.12   $6.61   $6.40   $5.71
                                        ======  ======  ======  ======  ======
TOTAL RETURN (1).......................  10.48%   2.34%  15.20%  25.82%  15.66%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of the period
(millions)............................. $411.9  $364.2  $452.4  $435.1  $341.9
Average net assets (millions).......... $386.8  $419.8  $426.8  $390.7  $298.2
Ratios to average net assets
 Expenses..............................   1.12%   1.10%   1.09%   1.05%   1.06%
 Net investment income.................   9.23%   9.03%  10.10%  11.77%  15.20%
Portfolio turnover rate................     49%     66%     75%     73%    114%

(1) Total return does not consider the effect of sales charges.

See Notes to Financial Statements

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.
--------------------------------------------------------------------------------

                                                        Class B
                                           ------------------------------------
                                                                        July 2,
                                                                        1992(1)
                                            Year Ended August 31        through
                                           ------------------------  August 31,
                                             1995   1994    1993(2)     1992(2)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period......  $6.14  $6.63      $6.41       $6.33
                                           ------  -----      -----       -----
INCOME FROM INVESTMENT OPERATIONS
 Investment income........................    .63    .71        .70         .11
 Expenses.................................   (.12)  (.13)      (.12)       (.02)
                                           ------  -----      -----       -----
Net investment income.....................    .51    .58        .58         .09
Net realized and unrealized gain or loss
on securities............................   .0335  (.468)      .292        .097
                                           ------  -----      -----       -----
Total from investment operations..........  .5435   .112       .872        .187
                                           ------  -----      -----       -----
DISTRIBUTIONS FROM NET INVESTMENT INCOME.. (.5235) (.602)     (.652)      (.107)
                                           ------  -----      -----       -----
Net asset value, end of period............  $6.16  $6.14      $6.63       $6.41
                                           ======  =====      =====       =====
TOTAL RETURN (3)..........................   9.41%  1.59%     14.49%       2.97%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of the period (millions)..  $89.9  $71.0      $37.7        $3.1
Average net assets (millions).............  $77.4  $56.8      $18.0        $1.1
Ratios to average net assets (annualized)
 Expenses.................................   1.93%  1.90%      1.90%       2.08%
 Net investment income....................   8.42%  8.25%      9.10%      10.30%
Portfolio turnover rate...................     49%    66%        75%         73%

(1) Commencement of offering of sales
(2) Based on average month-end shares outstanding
(3) Total return for periods of less than one full year are not annualized. Total return does not consider the effect of sales charges.

See Notes to Financial Statements

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.
--------------------------------------------------------------------------------

                                                             Class C
                                                   -----------------------------
                                                                         July 6,
                                                         Year Ended      1993(1)
                                                          August 31      through
                                                   -----------------  August 31,
                                                     1995    1994(2)     1993(2)
---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period.............   $6.11      $6.61       $6.63
                                                   ------      -----      ------
INCOME FROM INVESTMENT OPERATIONS
 Investment income...............................     .63        .65         .08
 Expenses........................................    (.12)      (.12)       (.02)
                                                   ------      -----      ------
Net investment income............................     .51        .53         .06
Net realized and unrealized gain or loss on
securities.......................................   .0435      (.428)      .0195
                                                   ------      -----      ------
Total from investment operations.................   .5535       .102       .0795
                                                   ------      -----      ------
DISTRIBUTIONS FROM NET INVESTMENT INCOME.........  (.5235)     (.602)     (.0995)
                                                   ------      -----      ------
Net asset value, end of period...................   $6.14      $6.11       $6.61
                                                   ======      =====      ======
TOTAL RETURN (3).................................    9.63%      1.43%       1.20%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of the period (millions).........   $15.7      $13.2        $1.0
Average net assets (millions)....................   $13.3       $8.4        $0.3
Ratios to average net assets (annualized)
 Expenses........................................    1.93%      1.91%       2.34%
 Net investment income...........................    8.42%      8.25%       8.05%
Portfolio turnover rate..........................      49%        66%         75%

(1) Commencement of offering of sales
(2) Based on average month-end shares outstanding
(3) Total return for periods of less than one full year are not annualized. Total return does not consider the effect of sales charges.

See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital High Income Corporate Bond Fund (the "Fund", formerly American Capital High Yield Investments, Inc.) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. INVESTMENT VALUATIONS-Securities actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the most recently quoted bid price. Securities and options for which the primary market is on an exchange or NASDAQ are valued at the last reported sale price, or if no sale is reported at the last reported bid price. If no sale or bid price is reported, securities are valued at the most recent sale price. Private placements are valued at fair value under a method approved by the Board of Trustees.
  Short-term investments with a maturity of 60 days or less when purchased are valued at amortized cost, which approximates market value. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations, until the remaining days to maturity becomes less than 61 days. From such time, until maturity, the investments are valued at amortized cost.
  Fund investments include lower rated debt securities which may be more susceptible to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. At the end of the period, debt securities rated below investment grade and comparable unrated securities represented approximately
90% of the investment portfolio.

B. REPURCHASE AGREEMENTS-A repurchase agreement is a short-term investment in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser"), the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer in the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

-------------------------------------------------------------------------------

C. PRIVATE PLACEMENTS-The Fund owns securities purchased in private placement transactions, which have not been registered under the Securities Act of 1933. Such securities generally may be resold only in a privately negotiated transaction with a limited number of purchasers or in a public offering after they have been registered under the Securities Act of 1933. The issuers of privately placed debt securities held by the Fund generally have agreed to register the securities within specified time periods or increase the interest paid on such securities.
  At the end of the period, private placement securities comprised 2.4% of the Fund's net assets with an aggregated market value and cost of $12,437,596 and $13,924,760, respectively. The Fund may not invest more than 15% of its net assets (determined at the time of purchase) in private placements and other illiquid securities.

D. FEDERAL INCOME TAXES-No provision for federal income taxes is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification by annually distributing all of its taxable net investment income and taxable net realized gains to its shareholders. It is anticipated that no distributions of capital gains will be made until tax basis capital loss carryforwards expire or are offset by net realized capital gains.
  The net realized capital loss carryforward for federal income tax purposes of approximately $259 million at the end of the period may be utilized to offset future gains until expiration in 1997 through 2003. Additionally, approximately $16.4 million of post October losses are deferred for federal income tax purposes to the 1996 fiscal year.

E. INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME-Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Issuers of Payment-in-Kind (PIK) securities may make dividend or interest payments by issuing additional stocks or bonds in lieu of cash payments.

F. DIVIDENDS AND DISTRIBUTIONS-Dividends and distributions to shareholders are recorded on the record date. The Fund distributes tax basis earnings in accordance with the minimum distribution requirements of the Internal Revenue Code, which may differ from generally accepted accounting principles. Such dividends or distributions may exceed financial statement earnings.

G. DEBT DISCOUNT AND PREMIUM-The Fund accounts for discounts and premiums on the same basis as is used for federal income tax reporting. Accordingly, original issue discounts

--------------------------------------------------------------------------------
on debt securities purchased are amortized over the life of the security. Premiums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

H. EQUALIZATION-At September 1, 1994, the Fund discontinued the accounting practice of equalization, which it had used since its inception. Equalization is a practice whereby a portion of the proceeds from sales and costs of redemptions of Fund shares, equivalent on a per-share basis to the amount of the undistributed net investment income, is charged or credited to undistributed net investment income.
  The balance of equalization included in undistributed net investment income at the date of change, $283,821, was reclassified to capital surplus. Such reclassification had no effect on net assets, results of operations, or net asset value per share of the Fund.

NOTE 2--MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Adviser serves as investment manager of the Fund. Management fees are paid monthly, based on the average daily net assets of the Fund at an annual rate of
 .625% of the first $150 million, .55% of the next $150 million, and .50% of the amount in excess of $300 million.
  Accounting services include the salaries and overhead expenses of the Fund's Treasurer and the personnel operating under his direction. Charges are allocated among investment companies advised by the Adviser. For the period, these charges included $13,056 as the Fund's share of the employee costs attributable to the Fund's accounting officers. A portion of the accounting services expense was paid to the Adviser in reimbursement of personnel, facilities and equipment costs attributable to the provision of accounting services to the Fund. The services provided by the Adviser are at cost.
  ACCESS Investor Services, Inc., an affiliate of the Adviser, serves as the Fund's shareholder service agent. These services are provided at cost plus a profit. For the period, the fees for such services were $1,107,232.
  The Fund has been advised that Van Kampen American Capital Distributors, Inc. (the "Distributor") and Advantage Capital Corp. (the "Retail Dealer"), both affiliates of the Adviser, received $78,370 and $149,907 respectively, as their portion of the commissions charged on sales of Fund shares during the period.
  Under the Distribution Plans, each class of shares pays up to .25% per annum of its average net assets to reimburse the Distributor for expenses and service fees incurred. Class B and Class C shares pay an additional fee of up to .75% per annum of their average daily net assets to reimburse the Distributor for its distribution costs. Actual distribution expenses incurred by the Distributor for Class B and Class C shares may exceed the amounts reimbursed to the Distributor by the Fund. At the end of the period, the unreimbursed expenses

-------------------------------------------------------------------------------
incurred by the Distributor under the Class B and Class C plans aggregated approximately $2.4 million and $156,000, respectively, and may be carried forward and reimbursed through either the collection of the contingent deferred sales charges from share redemptions or, subject to the annual renewal of the plans, future Fund reimbursements of distribution fees.
  Legal fees of $13,632 were for services rendered by O'Melveny & Myers, counsel for the Fund. Lawrence J. Sheehan, of counsel to that firm, is a trustee of the Fund.
  Certain officers and trustees of the Fund are officers and trustees of the Adviser, the Distributor, the Retail Dealer and the shareholder service agent.

NOTE 3--INVESTMENT ACTIVITY
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $273,970,667 and $218,310,345, respectively.
  For federal income tax purposes, the identified cost of investments owned at the end of the period was $498,926,972. Net unrealized appreciation of investments aggregated $7,164,980, gross unrealized appreciation of investments aggregated $20,419,111, and gross unrealized depreciation of investments aggregated $13,254,131.

NOTE 4--TRUSTEE COMPENSATION
Trustees who are not affiliated with the Adviser are compensated by the Fund at the annual rate of $1,420 plus a fee of $35 per day for Board and Committee meetings attended. The Chairman receives additional fees from the Fund at the annual rate of $530. During the period, such fees aggregated $18,226.
  The trustees may participate in a voluntary Deferred Compensation Plan (the "Plan"). The Plan is not funded and obligations under the Plan will be paid solely out of the Fund's general accounts. The Fund will not reserve or set aside funds for the payment of its obligations under the Plan by any form of trust or escrow. Each trustee covered under the Plan elects to be credited with an earnings component on amounts deferred equal to the income earned by the Fund on its short-term investments or equal to the total return of the Fund.

NOTE 5--CAPITAL
The Fund offers three classes of shares at their respective net asset values per share, plus a sales charge which is imposed either at the time of purchase (the Class A shares) or at the time of redemption on a contingent deferred basis (the Class B and Class C shares). All classes of shares have the same rights, except that Class B and Class C shares bear the cost of distribution fees and certain other class specific expenses. Realized and unrealized gains or losses, investment income, and expenses (other than class specific expenses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

-------------------------------------------------------------------------------
Class B and Class C shares automatically convert to Class A shares six years and ten years after purchase, respectively, subject to certain conditions.
  The Fund has an unlimited number of shares of each class of $.01 par value beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                                        Year Ended August 31
                                                       ------------------------
                                                              1995         1994
--------------------------------------------------------------------------------
Shares sold
 Class A..............................................  16,572,778   21,000,805
 Class B..............................................   6,107,591    8,862,056
 Class C..............................................   1,098,850    2,547,363
                                                       -----------  -----------
                                                        23,779,219   32,410,224
                                                       ===========  ===========
Shares issued for distributions invested
 Class A..............................................   3,668,661    3,647,442
 Class B..............................................     542,047      400,994
 Class C..............................................     117,949       79,079
                                                       -----------  -----------
                                                         4,328,657    4,127,515
                                                       ===========  ===========
Shares redeemed
 Class A.............................................. (12,716,368) (33,625,821)
 Class B..............................................  (3,633,222)  (3,395,061)
 Class C..............................................    (823,734)    (608,555)
                                                       -----------  -----------
                                                       (17,173,324) (37,629,437)
                                                       -----------  -----------
 Increase (decrease) in Fund shares outstanding.......  10,934,552   (1,091,698)
                                                       ===========  ===========

NOTE 6--FUND REORGANIZATION
On July 21, 1995, the shareholders approved the reorganization of the Fund to a Delaware Business Trust and the election of fourteen trustees. On August 5, 1995, the reorganization became effective.

NOTE 7--SUBSEQUENT DIVIDEND
The Board of Trustees of the Fund declared dividends from net investment income of $.049 per share for Class A, and $.045 per share for Class B and Class C shares, payable October 13, 1995 to shareholders of record on September 29, 1995.

                       REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
VAN KAMPEN AMERICAN CAPITAL HIGH INCOME CORPORATE BOND FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen American Capital High Income Corporate Bond Fund at August 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/  PRICE WATERHOUSE LLP

Houston, Texas
October 13, 1995

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements Part B


                                                                                INCLUDED IN
                                                                                  PART B
                                                                                -----------
    Portfolio of Investments................................................      X
      August 31, 1995
    Statement of Assets and Liabilities
      August 31, 1995.......................................................      X
    Statement of Operations
      Year ended August 31, 1995............................................      X
    Statement of Changes in Net Assets
      Year ended August 31, 1995............................................      X
      Year ended August 31, 1994............................................      X
    Financial Highlights....................................................      X
    Notes to Financial Statements...........................................      X
    Report of Independent Accountants.......................................      X


     The Statement of Sources of Net Assets and Schedules II and III are omitted because the required information is included in the financial statements filed herewith, or because the conditions requiring their filing do not exist.

     (b) Exhibits


 1.1    -- First Amended and Restated Agreement and Declaration of Trust.
 1.2    -- Certificate of Amendment.
 1.3    -- Certificate of Designation.
 2      -- Amended and Restated Bylaws.
 3      -- Inapplicable.
 4.1    -- Specimen Class A Share Certificate.
 4.2    -- Specimen Class B Share Certificate.
 4.3    -- Specimen Class C Share Certificate.
 5      -- Investment Advisory Agreement.
 6.1    -- Underwriting Agreement.
 6.2    -- Form of Selling Group Agreement incorporated herein by reference to Exhibit 6.3 to
           Form N-1A of Registrant's Registration No. 2-62115, Post Effective Amendment No.
           29, filed May 1, 1992.
 6.3    -- Form of Selling Group Agreement for banks and bank affiliated broker/dealers incorporated herein by reference to Exhibit 6.4 to Form N-1A of Registrant's
           Registration No. 2-62115, Post Effective Amendment No. 29, filed May 1, 1992.
 7      -- Inapplicable.
 8.1    -- Custodian Contract dated December 2, 1993 incorporated herein by reference
           (Exhibit 8 to Form N-A of Van Kampen American Capital Global Managed Assets Fund,
           Registration No. 33-74024, Pre-Effective Amendment No. 2, filed on May 6, 1994).
 8.2    -- Transfer Agency and Servicing Agreement.
 9      -- Data Access Services Agreement dated December 2, 1993 incorporated herein by reference (Exhibit 9.2 to Form N-1A of Van Kampen American Capital Utilities
           Income Fund, Registration No. 33-68452, Post-Effective Amendment No. 1, filed on
           May 19, 1994).
10      -- Opinion of Counsel.
11      -- Consent of Independent Accountants.

12      -- Inapplicable.
13      -- Inapplicable.
14.1    -- Individual Retirement Account Brochure with Application incorporated herein by reference to Exhibit 14.1 to Form N-1A of Van Kampen American Capital Reserve
           Fund, Registration No. 2-50870, Post Effective Amendment No. 31, filed on
           September 23, 1993.
14.2    -- 403(b)(7) Custodial Account incorporated herein by reference to Exhibit 14.2 to
           Form N-1A of Van Kampen American Capital Reserve Fund, Registration No. 2-50870,
           Post Effective Amendment No. 30, filed on September 24, 1992.
14.3    -- ORP 403(b)(7) Custodial Account incorporated herein by reference to Exhibit 14.3 to Form N-1A of Van Kampen American Capital Reserve Fund, Registration No.
           2-50870, Post Effective Amendment No. 30, filed on September 24, 1992.
14.4    -- Retirement Plans for the Small Business-Forms Package and Plan Documents
           incorporated herein by reference to Exhibit 14.9 to Form N-1A of Van Kampen
           American Capital Emerging Growth Fund, Post Effective Amendment No. 44,
           Registration No. 2-33214 filed on December 21, 1990.
14.5    -- Prototype Profit Sharing/Money Purchase Plan and Trust incorporated herein by reference to Exhibit 14.5 to Form N-1A of Van Kampen American Capital Growth and
           Income Fund, Registration No. 2-21657, Post Effective Amendment No. 61, filed on
           March 26, 1991.
14.6    -- Prototype 401(k) Plan and Trust incorporated herein by reference to Exhibit 14.6 to Form N-1A of Van Kampen American Capital Growth and Income Fund, Registration
           No. 2-21657, Post Effective Amendment No. 61, filed on March 26, 1991.
14.7    -- Salary Reduction Simplified Employee Pension Plan incorporated herein by reference
           (Exhibit 14.7 to Form N-1A of Van Kampen American Capital World Portfolio Series
           Trust, Registration No. 33-37879, Post Effective Amendment No. 9, filed on
           September 24, 1993).
14.8    -- Simplified Employee Pension Plan Brochure with Application incorporated herein by reference (Exhibit 14.8 to Form N-1A of Van Kampen American Capital Growth and
           Income Fund, Registration No. 2-21657, Post Effective Amendment No. 69, filed
           March 24, 1994).
15.1    -- Class A Distribution Plan.
15.2    -- Class B Distribution Plan.
15.3    -- Class C Distribution Plan.
15.4    -- Form of Servicing Agreement incorporated herein by reference (Exhibit 15.4 to Form
           N-1A of Registrant, Registration No. 2-62115, Post-Effective Amendment No. 35,
           filed on August 2, 1995).
15.5    -- Form of Servicing Agreement for Banks and Bank Affiliated Broker/Dealers
           incorporated herein by reference (Exhibit 15.5 to Form N-1A of Registrant,
           Registration No. 2-62115, Post-Effective Amendment No. 35, filed on August 2,
           1995).
16      -- Computation Measure for Performance Information.
17.1    -- List of Certain Investment Companies in Response to Item 29(a).
17.2    -- List of Officers and Directors of Van Kampen American Capital Distributors, Inc.
           in Response to Item 29(b).
18      -- Multiple Class Plan incorporated herein by reference (Exhibit 18 to Form N-1A of
           Registrant, Registration No. 2-62115, Post-Effective Amendment No. 35, filed on
           August 2, 1995).
19.1    -- Powers-of-Attorney for J. Miles Branagan, Roger Hilsman, Don G. Powell, David
           Rees, Lawrence J. Sheehan, Fernando Sisto and William S. Woodside incorporated herein by reference (Exhibit 19.1 to Form N-1A of Registrant, Registration No.
           2-62115, Post-Effective Amendment No. 35, filed on August 2, 1995).
19.2    -- Powers-of-Attorney for Philip P. Gaughan, R. Craig Kennedy, Donald C. Miller, Jack
           E. Nelson, Jerome L. Robinson and Wayne W. Whalen incorporated herein by reference
           (Exhibit 19.2 to Form N-1A of Registrant, Registration No. 2-62115, Post-Effective
           Amendment No. 35, filed on August 2, 1995).
27      -- Financial Data Schedules.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.


                             AS OF DECEMBER 6, 1995



               (1)                             (2)
         TITLE OF CLASS              NUMBER OF RECORD HOLDERS
---------------------------------    ------------------------
 Shares of Beneficial Interest,           29,730 (Class A)
         $0.01 par value                   7,510 (Class B)
                                             907 (Class C)


ITEM 27. INDEMNIFICATION.

     Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust.

     Article 8; Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officer or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides a security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     See "Investment Advisory Services" in the Prospectus and "Trustees and Executive Officers" in the Statement of Additional Information for information regarding the business of the Adviser. For information as to the business, profession, vocation and employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (File No. 801-1669) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

ITEM 29. PRINCIPAL UNDERWRITERS.

     (a) The sole principal underwriter is Van Kampen American Capital Distributors, Inc., which acts as principal underwriter for certain investment companies and unit investment trusts set forth in Exhibit 17.1 incorporated by reference herein.

     (b) Van Kampen American Capital Distributors, Inc. is an affiliated person of an affiliated person of Registrant and is the only principal underwriter for Registrant. The name, principal business address and positions and offices with Van Kampen American Capital Distributors, Inc. of each of the directors and officers thereof are set forth in Exhibit 17.2. Except as disclosed under the heading, "Trustees and Executive Officers" in Part B of this Registration Statement, none of such persons has any position or office with Registrant.

ITEM 30. LOCATION OF BOOKS AND RECORDS.

     Unless otherwise stated below, the books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the physical possession of:

          Fund Treasurer
        Mutual Fund Accounting
        2800 Post Oak Boulevard
        Houston, Texas 77056

 RULE                                  LOCATION OF REQUIRED RECORDS
------              ------------------------------------------------------------------
31a-1 (b)(2)(iii)   Van Kampen American Capital Asset Management, Inc.
      (b)(4)-(6)    2800 Post Oak Boulevard
      (b)(9)-(11)   Houston, Texas 77056
      (b)(2)(iv)    ACCESS Investor Services, Inc.
                    7501 Tiffany Springs Parkway
                    Kansas City, Missouri 64153

ITEM 31. MANAGEMENT SERVICES.

     There are no management related services contracts not discussed in Part A.

ITEM 32. UNDERTAKINGS.

     Registrant hereby undertakes to furnish to each person to whom a Prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Houston, and State of Texas, on the 22nd day of December, 1995.


                                VAN KAMPEN AMERICAN CAPITAL
                                HIGH INCOME CORPORATE BOND FUND


                                By           /s/  RONALD A. NYBERG

                                  ----------------------------------------------

                                        (Ronald A. Nyberg, Vice President)



     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on December 22, 1995:


Principal Executive Officer:


          /s/  *DON G. POWELL                   President and Trustee
------------------------------------------
               (Don G. Powell)

Principal Financial Officer and Accounting
Officer:

          /s/  CURTIS W. MORELL                 Vice President and Treasurer
------------------------------------------
              (Curtis W. Morell)

Trustees:

         /s/  *J. MILES BRANAGAN                Trustee
------------------------------------------
              (J. Miles Branagan)

         /s/  *PHILIP P. GAUGHAN                Trustee
------------------------------------------
              (Philip P. Gaughan)

                                                Trustee
------------------------------------------
              (Linda H. Heagy)

          /s/  *ROGER HILSMAN                   Trustee
------------------------------------------
               (Roger Hilsman)

         /s/  *R. CRAIG KENNEDY                 Trustee
------------------------------------------
              (R. Craig Kennedy)

         /s/  *DONALD C. MILLER                 Trustee
------------------------------------------
              (Donald C. Miller)

          /s/  *JACK E. NELSON                  Trustee
------------------------------------------
               (Jack E. Nelson)

            /s/  *DAVID REES                    Trustee
------------------------------------------
                 (David Rees)

        /s/  *JEROME L. ROBINSON                Trustee
------------------------------------------
             (Jerome L. Robinson)

       /s/  *LAWRENCE J. SHEEHAN                Trustee
------------------------------------------
            (Lawrence J. Sheehan)

          /s/  *FERNANDO SISTO                  Trustee
------------------------------------------
               (Fernando Sisto)

          /s/  *WAYNE W. WHALEN                 Trustee
------------------------------------------
               (Wayne W. Whalen)

         /s/  *WILLIAM S. WOODSIDE              Trustee
------------------------------------------
              (William S. Woodside)



                                              /s/  RONALD A. NYBERG
                                           ----------------------------------

                                                   Ronald A. Nyberg

                                                   Attorney-in-Fact

* Signed pursuant to a Power-of-Attorney as previously filed.

          VAN KAMPEN AMERICAN CAPITAL HIGH INCOME CORPORATE BOND FUND

                         INDEX TO EXHIBITS TO FORM N-1A
                             REGISTRATION STATEMENT


  EXHIBIT
    NO.                             DESCRIPTION OF EXHIBIT
-----------------------------------------------------------------------------------
    1.1    -- First Amended and Restated Agreement and Declaration of Trust.
    1.2    -- Certificate of Amendment.
    1.3    -- Certificate of Designation.
    2      -- Amended and Restated Bylaws.
    4.1    -- Specimen Class A Share Certificate.
    4.2    -- Specimen Class B Share Certificate.
    4.3    -- Specimen Class C Share Certificate.
    5      -- Investment Advisory Agreement.
    6.1    -- Underwriting Agreement.
    8.2    -- Transfer Agency and Servicing Agreement.
   10      -- Opinion of Counsel.
   11      -- Consent of Independent Accountants.
   15.1    -- Class A Distribution Plan.
   15.2    -- Class B Distribution Plan.
   15.3    -- Class C Distribution Plan.
   16      -- Computation of Performance Information.
   17.1    -- List of Certain Investment Companies in Response to Item 29(a).
   17.2    -- List of Officers and Directors of Van Kampen American Capital
              Distributors, Inc. in Response to Item 29(b).
   27      -- Financial Data Schedules.